UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

ReShape Lifesciences Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

1001 Calle Amanecer

San Clemente, CA 92673

(949) 429-6680

November 10, 2022

Dear Stockholders:

You are cordially invited to join us for our 2022 annual meeting of stockholders, which will be held on Wednesday, December 14, 2022 at 8:30 a.m. Pacific Time. The meeting will be conducted completely as a virtual meeting via the internet at www.virtualshareholdermeeting.com/RSLS2022. Holders of record of our common stock as of November 9, 2022 are entitled to notice of and to vote on all proposals at the 2022 annual meeting. Holders of record of our series C convertible preferred stock as of November 9, 2022 are entitled to notice of and to vote only on the director election proposal at the 2022 annual meeting. Holders of record of our series D mirroring preferred stock as of November 9, 2022 are entitled to notice of and to vote only on the reverse stock split and authorized share increase proposals at the 2022 annual meeting.

The Notice of Annual Meeting of Stockholders and the proxy statement that follow describe the business to be conducted at the meeting.

We hope you will be able to attend the meeting. However, even if you plan to attend the meeting, please vote your shares promptly to ensure that they are represented at the meeting. You may submit your proxy vote by telephone or internet as described in the following materials or by completing and signing the enclosed proxy card and returning it in the envelope provided. If you previously submitted a proxy vote but decide to attend the meeting and change your proxy vote, you may do so automatically by voting at the meeting. Your vote will automatically be changed to reflect your vote at the meeting.

We look forward to your attendance at our virtual annual meeting.

Sincerely,

Paul F. Hickey

President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Wednesday, December 14, 2022 at 8:30 a.m. Pacific Time

Place:	The annual meeting will be conducted completely as a virtual meeting via the internet. Stockholders may attend the meeting and vote their shares electronically during the meeting via the live webcast by visiting www.virtualshareholdermeeting.com/RSLS2022. Have the information that is printed in the box marked by the arrow on your proxy card available and follow the instructions. Stockholders may submit questions in advance of the meeting by visiting www.proxyvote.com. We believe that holding our meeting completely online will enable greater participation and improved communication.

Items of Business:	1.	Election of Paul F. Hickey as a Class III director for a term ending at the 2025 annual meeting of stockholders.

	2.	Approval of ReShape Lifesciences Inc. 2022 Equity Incentive Plan.

	3.	Authorize the Company’s Board of Directors, in its discretion but in no event later than December 14, 2023, which is one year after the date of the 2022 annual meeting of stockholders, to amend the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-30 to 1-for-100, such ratio to be determined by the Board of Directors and included in a public announcement.

	4.	Approve an amendment to Article IV, Section 1 of the Certificate of Incorporation to increase the number of shares of common stock authorized for issuance to 300,000,000 shares.

	5.	Advisory vote on executive compensation.

	6.	Advisory vote on the frequency of an advisory vote on executive compensation.

	7.	Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2022.

	8.	Any other business that may properly be considered at the meeting or any adjournment of the meeting.

Record Date:	You may vote on all matters at the meeting if you were a holder of record of our common stock at the close of business on November 9, 2022. Holders of record of our series C convertible preferred stock as of November 9, 2022 are entitled to notice of and to vote (on an as-converted to common stock basis) only on the director election proposal at the meeting. Holders of record of our series D mirroring preferred stock as of November 9, 2022 are entitled to notice of and to vote only on the reverse stock split and authorized share increase proposals at the meeting.

Voting by Proxy:	If you cannot attend the annual meeting, you may vote your shares by telephone or internet by no later than 11:59 p.m. Eastern Time on December 13, 2022 (as directed on the enclosed proxy card), or by completing, signing and promptly returning the enclosed proxy card by mail for receipt prior to the date of the annual meeting. We encourage you to vote by telephone or internet in order to reduce our mailing and handling expenses. If you choose to submit your proxy by mail, we have enclosed an envelope addressed to Broadridge Financial Solutions, Inc. for which no postage is required if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 14, 2022

This proxy statement and the Annual Report on Form 10-K

for the fiscal year ended December 31, 2021 are available at www.proxyvote.com

By Order of the Board of Directors:

Thomas Stankovich
Secretary

November 10, 2022

PROXY STATEMENT

i

PROXY STATEMENT

2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 14, 2022

The Board of Directors of ReShape Lifesciences Inc. (“ReShape Lifesciences” or the “Company”) is soliciting proxies for use at the annual meeting of stockholders to be held on Wednesday, December 14, 2022, and at any adjournment of the meeting. This proxy statement and the enclosed proxy card are first being mailed or given to stockholders on or about November 10, 2022.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

At our annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders, including:

•	election of Paul F. Hickey as a Class III director (Proposal No. 1);

•	approval of the ReShape Lifesciences Inc. 2022 Equity Incentive Plan (Proposal No. 2);

•	authorization of the Company’s Board of Directors, in its discretion but in no event later than December 14, 2023, which is one year after the date of the 2022 annual meeting of stockholders, to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-30 to 1-for-100, such ratio to be determined by the Board of Directors and included in a public announcement (Proposal No. 3);

•	approve an amendment to Article IV, Section 1 of the Certificate of Incorporation to increase the number of shares of common stock authorized for issuance to 300,000,000 shares (Proposal No. 4);

•	advisory vote on executive compensation (Proposal No. 5);

•	advisory vote on the frequency of an advisory vote on executive compensation (Proposal No. 6);

•	ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2022 (Proposal No. 7); and

•	any other business that may properly be considered at the meeting or any adjournment of the meeting.

Who is entitled to vote at the meeting?

The Board has set November 9, 2022 as the record date for the annual meeting. If you were a stockholder of record of our common stock at the close of business on November 9, 2022 you are entitled to vote at the meeting. As of the record date, 24,176,434 shares of our common stock were issued and outstanding and, therefore, eligible to vote at the meeting. Holders of record of our series C convertible preferred stock as of November 9, 2022 are entitled to notice of and to vote only on the director election proposal at the 2022 annual meeting, voting on an as-converted to common stock basis and voting together as a single class with the holders of common stock. As of the record date, 95,388 shares of our series C convertible preferred stock were issued and outstanding, which were convertible into 38 shares of common stock and, therefore, eligible to vote 38 shares of common stock on an as-converted basis on the election of Paul F. Hickey as a Class III director at the 2022 annual meeting. Holders of our common stock are entitled to one vote per share on each proposal at the meeting. Holders of our series C convertible preferred stock are entitled to one vote per share of common stock into which their shares of series C convertible preferred stock are convertible only on the director election proposal. There is no cumulative voting. Holders of record of our series D mirroring preferred stock as of November 9, 2022 are entitled to notice of and to vote only on the reverse stock split and authorized share increase proposals at the 2022 annual meeting, voting together as a single class with the holders of common stock. As of the record date, there were 2,500 shares of series D mirroring preferred stock outstanding, with each share of series D mirroring preferred stock being entitled to 30,000 votes. Therefore, the series D mirroring preferred stock is entitled to cast 75,000,000 votes, provided that such votes must be counted in the same proportion as the shares of common stock voted on such proposal. For example, if 70% of the shares of common stock voted FOR Proposal No. 3, then 70% of the votes cast by the series D mirroring preferred stock will be cast as votes FOR Proposal No. 3.

How may I attend the meeting?

The annual meeting will be conducted completely as a virtual meeting via the internet. Stockholders may attend the meeting and vote their shares electronically during the meeting via the live webcast. Stockholders may submit questions in advance of the meeting by visiting www.proxyvote.com. We believe that holding our meeting completely online by visiting www.virtualshareholdermeeting.com/RSLS2022 will enable greater participation and improved communication. Stockholders will need the information that is printed in the box marked by the arrow on their proxy card to enter the meeting and vote their shares at the meeting.

How many shares must be present to hold the meeting?

In accordance with our bylaws, shares equal to a majority of the voting power of the shares of stock entitled to vote at the meeting, present in person or represented by proxy, must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

•	you are present and vote at the meeting; or

•	you have properly submitted a proxy card by mail, telephone or internet.

Therefore, in order for a quorum to be present, there must be a total of 12,088,237 shares of common stock (including shares of series C convertible preferred stock on an as-converted to common stock basis) present or represented by proxy and entitled to vote at the annual meeting on at least one of the proposals. The outstanding shares of series D mirroring preferred stock will be disregarded for purposes of determining whether a quorum is present at the meeting. In accordance with our bylaws, if a quorum is not present or represented at the meeting, the Chair of the meeting may adjourn the meeting from time to time to another time, date and place, if any.

How do I give a proxy to vote my shares?

If you are a stockholder of record of our common stock, series C convertible preferred stock or series D mirroring preferred stock as of the record date, you can give a proxy to be voted at the meeting in any of the following ways:

•	over the telephone by calling a toll-free number;

•	electronically, via the internet; or

•	by completing, signing and mailing the enclosed proxy card.

The telephone and internet procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to our transfer agent before the annual meeting.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares, and telephone and internet voting is also encouraged for stockholders who hold their shares in street name.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described above.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit your proxy vote by telephone or internet, vote once for each proxy card you receive.

Can I vote my shares at the meeting?

If you are a stockholder of record of our common stock, series C convertible preferred stock or series D mirroring preferred stock, you may vote your shares at the meeting by going to www.virtualshareholdermeeting.com/RSLS2022. Have the information that is printed in the box marked by the arrow on your proxy card available and follow the instructions. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting. If you are a street name holder, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee.

How can I submit questions for the annual meeting?

You may submit questions prior to the meeting at www.proxyvote.com. Questions pertinent to matters to be acted upon at the annual meeting as well as appropriate questions regarding the business and operations of the company will be answered during the annual meeting, subject to time constraints. In the interests of time and efficiency, we reserve the right to group questions of a similar nature together to facilitate the question and answer portion of the meeting. We may not be able to answer all questions submitted in the allotted time.

What if I have technical difficulties during the meeting or trouble accessing the virtual annual meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page.

What vote is required for a proposal to be approved?

Proposal 1 (Election of Paul F. Hickey as a Class III Director): Directors are elected by a plurality of the votes cast. A plurality means that the nominees with the greatest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. Proposal 1 is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal 1. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal 1. Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.

Proposal 2 (Approval of 2022 Equity Incentive Plan): To approve Proposal 2, holders of a majority of the votes cast on the matter must vote FOR the proposal. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 2. Proposal 2 is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal 2. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 2 will not be counted as votes FOR or AGAINST from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal 2.

Proposal 3 (Authorization of Reverse Stock Split): To approve Proposal 3, holders of a majority of the outstanding shares of common stock of the Company entitled to vote must vote FOR the proposal. For amending the Company’s Certificate of Incorporation to effect a reverse stock split of Company common stock (without reducing the authorized number of shares of Company common stock), in the range of 1-for-30 to 1-for-100 share if and when determined by the Company’s board of directors, the votes cast FOR must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 3. Proposal 3 is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal 3. “Broker non-votes”, if any, will be counted AGAINST the proposal.

Proposal 4 (Approval of Increase in Authorized Shares of Common Stock): To approve Proposal 4, holders of a majority of the outstanding shares of common stock of the Company entitled to vote must vote FOR the proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same practical effect as a vote against this proposal. Proposal 4 is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal 4. “Broker non-votes”, if any, will be counted AGAINST the proposal.

Proposal 5 (Advisory Vote on Executive Compensation) and Proposal 6 (Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation): Please note that Proposals No. 5 and 6 are “advisory” votes, meaning that the stockholder votes on these items are for purposes of enabling stockholders to express their point of view or preference on these proposals, but are not binding on the Company or its Board of Directors and do not require the Company or its Board of Directors to take any particular action in response to the stockholder vote. Proposals 5 and 6 are non-routine matters. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposals 5 and 6. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposals 5 and 6 will not be counted as votes FOR or AGAINST from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposals 5 and 6. The Board intends to consider fully the votes of our stockholders in the context of any further action with respect to these proposals.

Proposal 7 (Auditor Ratification): To approve Proposal 7, holders of a majority of the votes cast on the matter must vote FOR the proposal. For the ratification of the selection of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, the votes cast FOR must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 7. Proposal 7 is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal 7.

How will the proxies vote on any other business brought up at the meeting?

By submitting your proxy card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the meeting. We do not know of any other business to be considered at the meeting. The proxies’ authority to vote according to their judgment applies only to shares you own as the stockholder of record.

Who will count the vote?

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote FOR the election of Paul F. Hickey as a Class III director and FOR each of the other proposals.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card or submit your proxy by telephone and do not specify how you want to vote your shares, we will vote your shares FOR the election of Paul F. Hickey as a director nominee and FOR each of the other proposals.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a stockholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet or mail, or by voting at the meeting.

To request an additional proxy card, or if you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact:

Broadridge Financial Solutions, Inc.

51 Mercedes Way, Edgewood, New York 11717

Call toll free: (855) 325-6676

Where and when will I be able to find the results of the voting?

Preliminary results will be announced at the meeting. We will publish the final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission no later than four business days after the date of our annual meeting.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks or other nominees for forwarding proxy materials to street name holders. We are soliciting proxies primarily by mail. In addition, our directors, officers and employees may solicit proxies by telephone, facsimile or personally. These individuals will receive no additional compensation for their services other than their regular salaries and/or director fees.

We may also engage a proxy solicitation firm to solicit proxies on behalf of our Board. The proxy solicitation firm may solicit the return of proxies, either by mail, telephone, e-mail or through personal contact. The fees and expenses of any such proxy solicitation firm will be borne by us.

What are the deadlines for submitting stockholder proposals for the 2023 annual meeting?

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 1001 Calle Amanecer, San Clemente, CA 92673 in writing not later than July 13, 2023, which is the date that is 120 days before the one-year anniversary of the date of this proxy statement. However, if the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Any proposal must comply with Securities and Exchange Commission regulations regarding inclusion of stockholder proposals in Company-sponsored proxy materials.

Stockholders intending to present a proposal at the 2023 annual meeting of stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 105th day and not later than the close of business on the 75th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2023 annual meeting of stockholders no earlier than the close of business on August 21, 2023 and no later than the close of business on November 24, 2023. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 annual meeting of stockholders is more than 30 days before or more than 60 days after the date of our 2022 annual meeting of stockholders, then our Secretary must receive such written notice not earlier than the close of business on the 105th day prior to the 2023 annual meeting and not later than the close of business on the 75th day prior to the 2023 annual meeting or the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases, notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

How can I communicate with ReShape Lifesciences’ Board of Directors?

Stockholders may communicate with our Board of Directors by sending a letter addressed to the Board of Directors, all independent directors or specified individual directors to: ReShape Lifesciences Inc., c/o Secretary, 1001 Calle Amanecer, San Clemente, California 92673. All communications will be compiled by the Secretary and submitted to the Board of Directors or the specified directors on a periodic basis.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 14, 2022

This proxy statement and the Annual Report on Form 10-K

for the fiscal year ended December 31, 2021 are available at www.proxyvote.com

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of our common stock by each person or group who beneficially owned 5% or more of our common stock, each of our directors, each of the executive officers named in the Summary Compensation Table in this proxy statement and our directors and executive officers as a group, as of November 9, 2022. The outstanding shares of series D mirroring preferred stock are not convertible into common stock and will automatically be terminated and cease to be outstanding following the approval of the Reverse Stock Split. Percentage ownership calculations for beneficial ownership are based on 24,176,434 shares outstanding as of November 9, 2022. However, for purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which that person or persons has or have the right to acquire within 60 days following November 9, 2022 is deemed to be outstanding for that person’s calculation, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The information regarding the beneficial owners of more than 5% of our common stock is based upon information supplied to us by our directors, officers and principal stockholders or on Schedules 13D or 13G filed with the Securities and Exchange Commission (“SEC”). Unless otherwise noted, the directors and executive officers listed in the table have sole voting and investment power with respect to the shares of common stock owned by them and their address is c/o ReShape Lifesciences Inc., 1001 Calle Amanecer, San Clemente, California 92673.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percent of Outstanding Common Stock
5% Stockholders
Armistice Capital Master Fund Ltd. 510 Madison Avenue, 7th Floor New York, NY 10022	2,392,524	9.9%

Directors and Executive Officers
Paul Hickey	—	*
Thomas Stankovich(1)	338,670	1.4%
Dan Gladney	41,961	*
Gary Blackford	—	*
Arda Minocherhomjee	—	*
Lori McDougal	—	*
Bart Bandy(2)	442,475	1.8%
All directors and executive officers as a group (6 persons)	338,670	1.6%

*	The percentage of shares of common stock beneficially owned does not exceed one percent of the outstanding shares of common stock.

(1)	Includes 16,786 shares subject to restricted stock units that will vest within 60 days of November 9, 2022.

(2)	Mr. Bandy separated from the Company in July 2022. Therefore, his shares are not included in the calculation of the shares held by the directors and executive officers as a group.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Our Board of Directors currently has five members: Paul Hickey, Gary Blackford, Dan Gladney, Lori McDougal and Arda Minocherhomjee, divided into three classes with staggered three-year terms. At this year’s annual meeting, proxies will be solicited to re-elect Paul Hickey as a Class III director to serve until the 2025 annual meeting, or until his successor is elected and qualified. Mr. Hickey was initially appointed as a director by the Board effective August 15, 2022 when his employment as our President and Chief Executive Officer commenced. Mr. Hickey has agreed to serve as a director if elected. Proxies may not be voted for more than one Class III director. If, for any reason, Mr. Hickey becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee selected by the Board of Directors. Alternatively, the Board of Directors, at its option, may reduce the number of directors comprising the Board of Directors.

Vote Required

The affirmative vote of a plurality of the common stock (including shares of series C convertible common stock on an as-converted to common stock basis) present and entitled to vote at the annual meeting with respect to the election of directors is required for the election of Paul F. Hickey to the Board of Directors.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR election of Mr. Hickey.

Nominees

The following information has been provided with respect to the members of ReShape Lifesciences’ Board of Directors, including the nominees for re-election at the 2022 annual meeting.

CLASS III DIRECTOR—Nominee for re-election at the 2022 Annual Meeting to serve until the 2025 Annual Meeting

Paul Hickey, age 58, has served as our President and Chief Executive Officer and as one of our directors since August 15, 2022. Mr. Hickey was previously the President and Chief Executive Officer of Altimate Medical Holdings, Inc., which designs and manufactures rehabilitation medical equipment including its EasyStand brand, from February 2020 to August 2022. Previously, from 2018 to 2020, he served as the President and Chief Executive Officer of Vertebral Technologies, Inc., a medical device company focused on implantable spinal devices. Prior to that, from 2016 to 2017, Mr. Hickey was Senior Vice President of Marketing and Reimbursement for EnteroMedics (now ReShape Lifesciences). Earlier in his career, he consulted for a variety of commercialized medical device companies and held positions of increasing responsibility at Zimmer Biomet. For the past four years, Mr. Hickey has served on the Board of Directors at Excelen Center for Bone and Joint Research and Education. Mr. Hickey earned a Bachelor’s degree from the University of Michigan and a Master’s from Washington University in Saint Louis.

Areas of Relevant Experience: Mr. Hickey’s significant experience leading medical device companies, including in his position as President and Chief Executive Officer of our company, makes him well-suited to serve as a member of the Board of Directors.

CLASS I DIRECTORS— Continuing in office until the 2023 Annual Meeting

Dan Gladney, age 69, has served as one of our directors since November 2015, as Chairman of our Board of Directors since October 2016 and as Executive Chair since July 2022. Mr. Gladney served as our President and Chief Executive Officer from November 2015 until March 2019. Prior to joining us, Mr. Gladney served as Chairman and Chief Executive Officer of Lanx, Inc., a medical device company focused on developing and commercializing innovative devices for spinal surgery. Prior to his time at Lanx, Inc., Mr. Gladney was a Healthcare Operating Partner at Norwest Equity Partners (NEP) from 2008 until 2010, where he was responsible for strategic planning, business growth and corporate governance for NEP portfolio companies and executing new investment opportunities for the firm. Prior to joining NEP, Mr. Gladney served as President and Chief Executive Officer of several medical device companies including Heart Leaflet Technologies and ACIST Medical Systems, both of which were acquired by The Bracco Group. He also served as Chairman, Chief Executive Officer and President of Compex Technologies, a publicly traded orthopedic and health and wellness electro therapy company, from 2002 until 2006. Mr. Gladney currently serves on the board of directors of Aria CV, Inc. and has been a member of a number of other private and public company boards. After the sale of Lanx, he acted as a private investor and small business consultant.

Areas of Relevant Experience: Mr. Gladney’s significant experience leading medical device companies, as well as his position as former President and Chief Executive Officer of ReShape Lifesciences and his experience with commercialization of medical device companies makes him well-suited to serve as a member of the Board of Directors.

Lori McDougal, age 61, has served as one of our directors since July 2015. Ms. McDougal has served in an executive capacity in the healthcare industry for more than eighteen years. She served as an Executive Vice President at Optum, Inc., a part of UnitedHealth Group, Inc., from 2013 until 2014. Prior to her time at Optum, she served as Chief Executive Officer of UnitedHealth Group’s subsidiary UnitedHealth Military & Veterans Services, LLC from 2008 until 2013, and previously served as the Chief Operating Officer of UnitedHealth Military & Veterans Services from 2007 until 2008. Before joining UnitedHealth Military & Veterans Services, she served as a Vice President of UnitedHealthcare Medicare & Retirement starting in 2002. Additionally, she served as President of UnitedHealth International from 1998 until 2002 and Vice President of OptumInsight from 1996 to 1998.

Areas of Relevant Experience: Ms. McDougal’s significant executive leadership experience and her experience working with private and government insurers, both domestic and foreign, make her well-suited to serve as a member of the Board of Directors.

CLASS II DIRECTORS— Continuing in office until the 2024 Annual Meeting

Gary Blackford, age 65, has served as one of our directors since August 2016. From 2002 until February 2015, Mr. Blackford was the Chairman of the Board and Chief Executive Officer of Universal Hospital Services, Inc. (NYSE: UHS), a leading nationwide provider of medical technology outsourcing and services to the health care industry. Mr. Blackford was the Chief Executive Officer of Curative Health Services, Inc., a specialty pharmacy and health services company, from 2001 to 2002. He was also the Chief Executive Officer of ShopforSchool, Inc., an online retailer, from 1999 to 2001.  Mr. Blackford has also been a director of Avanos Medical, Inc. (NYSE: AVNS) since 2014 (and Chairman since 2020), Children’s Hospitals and Clinics of Minnesota since 2017 (and Chairman since 2020), and Lifespace Communities, Inc., a not-for-profit organization, since February 2022.  He was a director of Wright Medical Group, N.V. (NASDAQ: WMGI) from 2008 to 2020 and PipelineRX, Inc. from 2016 to 2020.

Areas of Relevant Experience: Mr. Blackford’s executive leadership and director experience in health care services, health benefits, medical devices, medical equipment and medical technology makes him well- suited to serve as a member of the Board of Directors.

Arda Minocherhomjee, age 69, has served as one of our directors since August 2018. Mr. Minocherhomjee is a Managing Partner of Chicago Growth Partners, which he founded in 2004. Previously, Dr. Minocherhomjee was a Managing Director at William Blair Capital Partners and, as head of the firm’s Healthcare Research Group, covered multiple sectors, including drugs/drug delivery, medical devices and selected healthcare services. Mr. Minocherhomjee received a M.S. (Pharmacology) from the University of Toronto and a Ph.D. and a MBA from the University of British Columbia.

Areas of Relevant Experience: Mr. Minocherhomjee’s significant experience in financial research and analysis, including financing activities, with a focus in the healthcare and medical device sectors, makes him well-suited to serve as a member of the Board of Directors.

DIRECTOR COMPENSATION

Compensation for our directors is designed to result in compensation that is competitive with that provided by comparably-sized, publicly-traded, medical device companies. For 2021 (i) each non-employee director received an annual retainer of $35,000 for serving on the Board, (ii) each non-employee director who served on the Audit Committee, the Compensation Committee or the Nominating and Governance Committee, other than the chairperson of each of the committees, received an additional annual retainer of $8,000, $5,000 and $4,500, respectively, (iii) each of the chairpersons of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee received an additional annual retainer of $17,500, $10,000 and $9,000, respectively, and (iv) our Lead Director received a $15,000 annual retainer in that role.

We reimburse all of our non-employee directors for reasonable travel and other expenses incurred in attending Board and committee meetings. Directors who also serve as employees of the Company receive no additional compensation for serving as a director. Mr. Hickey is the only director who is also an employee of the Company.

In July 2022, the Board appointed Dan Gladney, who was previously the Chair of the Board of Directors, as Executive Chair. In his role as Executive Chair, Mr. Gladney will take a more active role supporting Mr. Hickey and the company on strategic matters. Mr. Gladney’s annual cash compensation for his service as the Executive Chair will be $90,000, which will replace his compensation as Chair of the Board, and is in addition to the $35,000 annual retainer paid to all Board members. Therefore Mr. Gladney’s total annual cash compensation for his service on the Board and as Executive Chair will be $125,000, excluding any amounts paid for his current service on the Nominating and Governance Committee or any other committee of the Board to which he may be appointed.

In July 2021, the Board approve the grant to each of the non-employee directors of restricted stock units covering that number of shares of common stock as set forth opposite each such non-employee director’s name in the table below. The restricted stock units vested and become issuable 50% on the date of grant and 50% on January 1, 2022.

Name	Number of Shares of Common Stock Underlying RSUs
Dan Gladney	483,922
Gary Blackford	253,429
Lori McDougal	253,429
Arda Minocherhomjee	253,429

The following table shows the compensation of the non-employee members of our Board during fiscal year 2021:

Director Compensation in 2021

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Dan Gladney	61,250	1,054,950	1,116,200
Gary Blackford	68,000	552,477	620,477
Lori McDougal	57,500	552,477	609,977
Arda Minocherhomjee	51,000	552,477	603,477

(1)	Bart Bandy, who served as President and Chief Executive Officer and a director of the Company throughout 2021, is not included in this table because he was an employee of the Company during 2021 and thus received no compensation for his services as a director. The compensation that Mr. Bandy received as an employee of the Company is shown in the “Summary Compensation Table.”

(2)	The amounts in this column include the annual Board of Director and committee retainer amounts for 2021 described above under the heading “Director Compensation.”

(3)	The amounts represent the fair value of restricted stock units granted during the year. The award is calculated on the date of grant in accordance with Financial Accounting Standards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Director Independence

Our Board of Directors reviews at least annually the independence of each director. During these reviews, our Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates), ReShape Lifesciences and our management to determine whether any such transactions or relationships are inconsistent with a determination that the director was independent. This review is based primarily on responses of the directors to questions in a directors’ and officers’ questionnaire regarding employment, business, familial, compensation and other relationships with ReShape Lifesciences and our management. Our Board of Directors has determined that no transactions or relationships existed that would disqualify any of our directors under the Nasdaq Stock Market rules or require disclosure under SEC rules, with the exception of Paul Hickey, our President and Chief Executive Officer, because of his current employment relationship with ReShape Lifesciences. Based upon that finding, the Board of Directors determined that Ms. McDougal and Messrs. Blackford, Gladney and Minocherhomjee are “independent” and the composition of our Board of Directors meets the requirements for independence under the Nasdaq Stock Market. Each of our Audit, Compensation, and Nominating and Governance Committees is composed only of independent directors.

Director Qualifications and Selection Process

The Nominating and Governance Committee determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. In evaluating a candidate for nomination as a director of the Company, the Nominating and Governance Committee will consider criteria including business and financial expertise; experience in the medical device industry or other fields of scientific or medical endeavor; experience as a director of a public company; and general criteria such as ethical standards, independent thought, practical wisdom and mature judgment. The Nominating and Governance Committee will consider these criteria for nominees identified by the committee, by stockholders, or through some other source. The Nominating and Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

These general criteria are subject to modification and the Nominating and Governance Committee will be able, in the exercise of its discretion, to deviate from these general criteria from time to time, as the committee may deem appropriate or as required by applicable laws and regulations.

The Nominating and Governance Committee makes a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual’s willingness to serve and other background information. This information is evaluated against the criteria set forth above and the Company’s specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the Company’s needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Governance Committee determines which nominee(s) to recommend to the Board of Directors to submit for election at our next annual meeting. The Nominating and Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

No candidates for director nominations were submitted to the Nominating and Governance Committee by any stockholder in connection with the 2022 annual meeting.

Board Leadership Structure

Mr. Gladney serves as our Executive Chair of the Board and Mr. Blackford serves as our Lead Director. The Board believes that having Mr. Gladney serve as the Executive Chair of the Board ensures that Mr. Hickey, our President and Chief Executive Officer, can focus on the operational and strategic priorities of the Company. While Mr. Gladney is an independent director under the Nasdaq Stock Market standards, the Board believes it is appropriate to also have an independent Lead Director given Mr. Gladney previously served as the Company’s President and Chief Executive Officer and now serves as the Executive Chair, which is a role designed to support Mr. Hickey and the Company in strategic matters. As Lead Director, Mr. Blackford presides at executive sessions of the non-employee directors and serves as a liaison between the Executive Chair and the Board, to ensure the efficient and independent operation of the Board.

Each of the directors other than Mr. Hickey is independent and our Board believes that the Executive Chair, Lead Director and other independent directors provide effective oversight of management. Moreover, in addition to the feedback provided during the course of the Board meetings, the independent directors have regular executive sessions. At the executive sessions, the independent directors discuss specific feedback or issues to be discussed with the President and Chief Executive Officer, provide the Executive Chair and Lead Director with input regarding agenda items for Board and Committee meetings and coordinate with the Executive Chair and Lead Director regarding information to be provided to the independent directors in performing their duties. Our Board believes that this approach is appropriate to ensure proper oversight of our executives and effectively complements our current management structure.

Our Board of Directors periodically evaluates whether the leadership structure of our Board continues to be optimal for the Company and our stockholders. Although we believe that separation of the Executive Chair and Chief Executive Officer roles and the inclusion of a Lead Director role is appropriate in our current circumstances, the Board has the flexibility to modify the Board leadership structure in the future if it determines that to be appropriate.

Board Meetings and Committees

The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Nominating and Governance, and Compensation. The standing committees regularly report on their activities and actions to the full Board. Each of the standing committees has the authority to engage outside experts, advisors and counsel to the extent it considers appropriate to assist the committee in its work. Each of the standing committees has adopted and operates under a written charter. These charters can be found on the Corporate Governance section of the Investors page on our website at www.reshapelifesciences.com. Stockholders may request a free printed copy of any of these charters by contacting our Secretary at ReShape Lifesciences Inc., 1001 Calle Amanecer, San Clemente, California 92673.

The Board of Directors held 10 meetings during fiscal year 2021. Each director attended at least 75% of the total meetings of the Board and Board committees on which the director served during the fiscal year.

The following table reflects the current membership of each Board committee.

Committee Membership

Name	Audit	Nominating and Governance	Compensation
Gary Blackford	√	Chair	Chair
Dan Gladney		√
Lori McDougal	Chair		√
Arda Minocherhomjee	√	√	√

Audit Committee

The Audit Committee is responsible for assisting the Board in monitoring the quality and integrity of our consolidated financial statements, our internal controls, our compliance with legal and regulatory requirements and the qualifications, performance and independence of our independent auditor. The Audit Committee has sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The Audit Committee reviews and discusses with management and the independent auditor the annual audited and quarterly consolidated financial statements (including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021), reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of the independent auditor, oversees the Company’s compliance with legal and regulatory requirements with respect to financial matters, and prepares the Audit Committee Report included in the proxy statement in accordance with the rules and regulations of the SEC. All of the Audit Committee members meet the existing independence and experience requirements of the Nasdaq Stock Market and the SEC. Our Board of Directors has determined that each of Lori McDougal and Arda Minocherhomjee is a financial expert under the rules of the SEC. Mr. Minocherhomjee will replace Ms. McDougal as the Chair of the Audit Committee effective immediately after the filing of our quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2022. The Audit Committee held four meetings in 2021. During each of the meetings, the Audit Committee met in private session with our independent auditor and alone in executive session without members of management present.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for assisting the Board by identifying individuals qualified to become Board members and the independent directors on the Nominating and Governance Committee are responsible for recommending to the Board the nominees for election as directors at our next annual meeting of stockholders. The Nominating and Governance Committee also manages the performance review process for our current directors, recommends qualified members of the Board for membership on committees, conducts a preliminary assessment of the independence of all Board members, reviews the charters of all Board committees, reviews and evaluates succession plans for executive officers, reviews and makes recommendations to the Board regarding our corporate governance principles, oversees the Company’s compliance with legal and regulatory requirements (other than those with respect to financial matters that are overseen by the Audit Committee) and processes and makes recommendations to the Board regarding any stockholder proposals. All of the Nominating and Governance Committee members meet the existing independence requirements of the Nasdaq Stock Market. The Nominating and Governance Committee held three meetings in 2021. During each of the meetings, the Nominating and Governance Committee held an executive session without members of management present.

Compensation Committee

The Compensation Committee is responsible for assisting the Board by overseeing the administration of our compensation programs and reviewing and approving the compensation paid to our executive officers. The Compensation Committee approves corporate goals related to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer’s performance, determines the compensation of the Chief Executive Officer based on this evaluation, and recommends our non-employee director compensation to the Board. All of the Compensation Committee members meet the existing independence requirements of the Nasdaq Stock Market. The Compensation Committee held four meetings in 2021. During each of the meetings, the Compensation Committee held an executive session without members of management present.

The Compensation Committee reviews and approves the compensation programs and all forms of compensation for our Chief Executive Officer and for our other executive officers. The Chief Executive Officer’s compensation package is set by the Compensation Committee in its sole discretion. Although our Chief Executive Officer does not make a recommendation as to his own compensation, he may respond to the Compensation Committee’s proposal for his compensation, which the Compensation Committee may, but is not required to, consider. The Chief Executive Officer is also permitted to make compensation recommendations for the other executive officers, which the Compensation Committee may, but is not required to, consider. In addition, the Chief Executive Officer may participate as an observer at the Compensation Committee’s meetings when the committee invites him to attend its meetings. Other than these rights granted to the Chief Executive Officer, management does not participate in the determination of the amount or form of executive compensation.

In general, the Compensation Committee tries to keep each executive officer’s base salary and total compensation at the midpoint of the range of base salaries and total compensation paid to similar executive officers at comparable companies and may make recommendations to adjust an executive officer’s compensation accordingly. The goal of this review is to try to maintain base salaries and total compensation packages that are market competitive, so the Company can attract and retain executive talent. However, the Compensation Committee may deviate from this benchmark as it considers other factors such as each executive officer’s individual performance and responsibilities, the Company’s overall strategy and performance and the pool of resources available for compensation adjustments each year. These factors, especially the Company’s desire to reward individual efforts and performance, weigh much more heavily in the Compensation Committee’s final recommendations with respect to compensation adjustments. Since the Company’s intent with respect to stock-based compensation relates more to aligning executive officers’ interests with those of the Company and encouraging their efforts for the long-term growth and success of the Company, the peer group analysis generally plays a role as a reference point in the Compensation Committee’s decisions to make additional awards of stock options to the executive officers. More importantly, the Compensation Committee considers individual performance and experience, contributions and achievements, stock option grants previously awarded to each executive and the Compensation Committee’s view of the appropriate levels of equity compensation for individuals with certain responsibilities, professional expertise and experience.

The Compensation Committee has the authority to use outside compensation consultants to assist it in analyzing our compensation programs and determining appropriate levels of compensation and benefits or to retain outside counsel and other advisors to assist it in the performance of its functions. The decision to retain consultants and, if so, which consultants to retain, is made solely by the Compensation Committee.

Executive Sessions of the Board

Our non-employee directors meet in executive session at each regular meeting of the Board without the Chief Executive Officer or any other member of management present.

Attendance at the Annual Meeting

Our Board of Directors encourages each of its members to attend the annual meeting of stockholders.

Code of Business Conduct and Ethics

We have adopted the ReShape Lifesciences Inc. Code of Business Conduct and Ethics, which applies to all of our employees, officers and directors. The Code of Business Conduct and Ethics includes particular provisions applicable to our senior financial management, which includes our Chief Executive Officer, Chief Financial Officer, Controller and other employees performing similar functions. A copy of our Code of Business Conduct and Ethics is available on the Corporate Governance section of the Investors page on our website at www.reshapelifesciences.com. We intend to post on our website any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics that applies to any director or officer, including our principal executive officer, principal financial officer, principal accounting officer, controller and other persons performing similar functions, promptly following the date of such amendment or waiver.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee. None of the current members of the Compensation Committee of our Board has ever been one of our employees.

Board’s Role in Risk Oversight

Our management has responsibility for managing day-to-day risk and for bringing the most material risks facing the Company to the Board’s attention. The Board takes an active role in risk oversight related to the Company both as a full Board and through its committees. To facilitate the Board’s risk oversight responsibility, management provides the Board with information about its identification, assessment and management of critical risks and its risk mitigation strategies. This information is communicated to our Board and committees at regular and special meetings, through reports, presentations and discussions with key management personnel and representatives of outside advisors, such as our independent auditors, as appropriate. These matters are further discussed by the Board and committees in executive sessions without the presence of management. The primary areas of risk oversight that our Board and committees are responsible for are summarized below:

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial and execution risks and exposures associated with the annual capital plan and strategic plans (including capital allocation); litigation and regulatory exposures; other current matters that may present material risk to our operations, plans, prospects or reputation; and senior management succession planning.

Audit Committee	Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters, and compliance with legal and regulatory requirements with respect to financial matters.

Compensation Committee	Risks and exposures associated with leadership assessment, management succession planning and executive compensation programs and arrangements, including incentive plans.

Nominating and Governance Committee	Risks and exposures associated with corporate governance, legal and regulatory compliance (other than with respect to financial matters that are overseen by the Audit Committee) and director succession planning.

Review of Related Person Transactions

In accordance with its written charter, our Audit Committee is responsible for reviewing all related party transactions as they are presented, and the approval of the Audit Committee is required for all such transactions. The term “related party transactions” refers to transactions required to be disclosed in our filings with the SEC pursuant to Item 404 of Regulation S-K. As a smaller reporting company, we are also required to review and approve any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and a related person has a direct or indirect material interest. In considering related party transactions, our Audit Committee is guided by its fiduciary duty to our stockholders. Our Audit Committee does not have any written or oral policies or procedures regarding the review, approval and ratification of transactions with related parties. Additionally, each of our directors and executive officers are required to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions. Our Nominating and Governance Committee and Board of Directors annually review all transactions and relationships disclosed in the director and officer questionnaires, and the Board makes a formal determination regarding each director’s independence.

Anti-Hedging and Anti-Pledging Policies

We consider it improper and inappropriate for any director, officer or other employee of our company to engage in short-term or speculative transactions in our securities. Therefore, our insider trading policy provides that our directors, officers and other employees may not engage in specified hedging and pledging transactions. Specifically, our insider trading policy (i) requires any of our directors, officers or employees to pre-clear any proposed hedging transaction, including zero-cost collars and forward sales contracts and other similar transactions that allow such person to continue to own the covered security without the full risks and rewards of ownership, with our Board of Directors and (ii) prohibits our directors, officers and employees from holding our securities in a margin account or pledging our securities as collateral for a loan.

Indemnification Agreements

It is our standard practice to enter into an indemnification agreement with each executive officer and member of our Board of Directors. Each indemnification agreement provides that we will indemnify the director or executive officer to the fullest extent permitted by law for claims arising in his or her capacity as our director, officer, employee or agent, provided that he or she acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, our best interests and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. If the claim is brought by us or on our behalf, we will not be obligated to indemnify the director or executive officer if he or she is found liable to us; unless the court determines that, despite the adjudication of liability, in view of all the circumstances of the case the director is fairly and reasonably entitled to indemnity. In the event that we do not assume the defense of a claim against our director or executive officer, we are required to advance his or her expenses in connection with his or her defense, provided that he or she undertakes to repay all amounts advanced if it is ultimately determined that he or she is not entitled to be indemnified by us.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers, including their ages, as of October 31, 2022:

Name	Age	Position
Paul Hickey	58	President and Chief Executive Officer
Thomas Stankovich	61	Chief Financial Officer

Mr. Hickey’s biography is set forth above under Proposal No. 1 – Election of Directors.

Thomas Stankovich has served as our Chief Financial Officer since October 2019. Mr. Stankovich has over 25 years of executive leadership experience as the CFO for multiple public and private healthcare companies. Prior to joining us, Mr. Stankovich spent the past nine years as the Global Senior Vice President and CFO of MP Biomedicals, a life sciences and molecular biology-diagnostics company. At MP Biomedicals he was responsible for financial planning and reporting, operations and strategy development along with the acquisition and integration of two international companies.  Prior to MP Biomedicals, Mr. Stankovich served as CFO at Response Genetics where he successfully led the company through their initial public offering. Additionally, he served as CFO for Cobalis Corporation and Ribapharm, where he also led the company through their initial public offering, which at the time became the second largest ever IPO in the biotechnology sector. Mr. Stankovich also held CFO positions at ICN International which later changed names to Valeant Pharmaceuticals.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned by our named executive officers during our fiscal years ended December 31, 2021 and 2020.

Summary Compensation Table

					Non-
					equity
					Incentive
				Stock	Plan	All Other
Name and			Bonus	Awards	Compensation	Compensation
Principal Position	Year	Salary ($)	($)(2)	($)(3)	($)(4)	($)	Total ($)
Bart Bandy(1)	2021	430,500	350,000	5,170,986	—	—	6,268,686
Former President and Chief Executive Officer	2020	377,000	—	—	—	—	377,000

Thomas Stankovich	2021	325,000	250,000	1,625,164	—	—	2,294,743
Chief Financial Officer	2020	290,000	—	—	—	—	290,000

(1)	Mr. Bandy separated from the Company on July 27, 2022.

(2)	Consists of the one-time cash bonus awarded to Mr. Bandy and Mr. Stankovich in July 2021.

(3)	Consists of restricted stock units granted to Mr. Bandy and Mr. Stankovich in July 2021, the amounts represent the fair value of restricted stock units granted during the year. The award is calculated on the date of grant in accordance with Financial Accounting Standards.

(4)	Consists of the payout under the Company’s Management Incentive Plan.

2021 Bonuses

In July 2021, the Company paid a special one-time cash bonus of $350,000 to Mr. Bandy and $250,000 to Mr. Stankovich in special recognition of their extraordinary efforts and accomplishments for and on behalf of the Company during 2021, including their roles in completing the Company’s merger with Obalon Therapeutics and corresponding listing on The Nasdaq Capital Market and the Company’s subsequent $46 million financing.

2021 Restricted Stock Unit Grants

In July 2021, the Compensation Committee granted each of Mr. Bandy and Mr. Stankovich two sets of restricted stock units. The first grant was made pursuant to their employment agreements, under which each of Mr. Bandy and Mr. Stankovich were offered an equity grant in connection with their employment commencement, which would vest 25% on the one-year anniversary of their employment start date and monthly thereafter for 36 months. The restricted stock unit grant to Mr. Bandy covered 960,100 shares of common stock, of which 540,056 vested on the date of grant and the remainder were to vest monthly for 21 months, based on his employment start date of April 1, 2019. The restricted stock unit grant to Mr. Stankovich covered 282,382 shares of common stock, of which 123,542 vested on the date of grant and the remainder were to vest monthly for 27 months, based on his employment start date of October 29, 2019. The second set of restricted stock unit grants were made as part of an ongoing equity grant program for the executive leadership employees, which grants were to vest in 36 equal monthly installments following the grant date. Mr. Bandy and Mr. Stankovich were granted restricted stock units covering 225,906 and 90,362 shares of common stock, respectively.

2021 Base Salary and Target Bonus Increases

In July 2021, the Compensation Committee approved a base salary increase for Mr. Bandy from $390,000 to $445,000 and for Mr. Stankovich from $300,000 to $330,000 and a target bonus increase for Mr. Bandy from 50% to 65% of base salary and for Mr. Stankovich from 30% to 45% of base salary.

Employment Agreement and Separation Agreement with Bart Bandy

On August 26, 2019, we entered into an employment agreement with Mr. Bandy, our former President and Chief Executive Officer. Pursuant to the agreement, Mr. Bandy was entitled to a base salary of $390,000, or a higher annual rate if approved by the Board of Directors, and to cash and equity awards pursuant to our incentive compensation plan, contingent on Mr. Bandy meeting certain annual objectives determined by the Compensation Committee. The agreement established that Mr. Bandy was eligible for an annual incentive compensation of up to 50% of his base salary for that year. Mr. Bandy’s executive employment agreement also provided for the receipt of certain benefits upon the occurrence of particular termination events or a change in control. In connection with Mr. Bandy’s departure from the Company in July 2022, the Company and Mr. Bandy entered into a separation agreement and general release pursuant to which the Company agreed to provide Mr. Bandy certain severance benefits, as provided in his employment agreement, including severance pay equal to 18 months of base salary payable as salary continuation payments. All of Mr. Bandy’s unvested RSUs as of the separation date were terminated and forfeited.

Employment Agreement with Thomas Stankovich

On October 29, 2019, we entered into an employment agreement with Mr. Stankovich, our Chief Financial Officer. The agreement has an initial term of one year and automatically renews for successive one year terms unless either party delivers written notice 90 days prior to the expiration of the current term or unless it is earlier terminated. Pursuant to the agreement, Mr. Stankovich is entitled to a base salary of $300,000, or a higher annual rate if approved by the Board of Directors, and to cash and equity awards pursuant to our incentive compensation plan, contingent on Mr. Stankovich meeting certain annual objectives determined by the Compensation Committee. The agreement establishes that Mr. Stankovich is eligible for an annual incentive compensation of up to 30% of his base salary for that year. Mr. Stankovich’s employment agreement also provides for the receipt of certain benefits upon the occurrence of particular termination events or a change in control.

Employment Offer Letter and Employment Agreement with Paul Hickey

On July 25, 2022, we entered into an employment offer letter with Mr. Hickey, our President and Chief Executive Officer, pursuant to which Mr. Hickey will receive an annual base salary of $400,000 and a potential annual bonus of up to 50% of his annual base salary, which bonus for the 2022 calendar year will be prorated based on the portion of the year he is actually employed. Additionally, the offer letter provided that Mr. Hickey would be granted a stock option under the Company’s equity incentive plan to purchase a number of shares of the Company’s common stock equal to 4% of the Company’s outstanding common stock, on a fully-diluted basis, as of the date of the offer letter. The options will have a 10-year term and a per share exercise price equal to the closing market price of the Company’s common stock on the grant date. The options will vest with respect to 25% of the shares of common stock purchasable thereunder on the one-year anniversary of the grant date and monthly thereafter for 36 months, conditioned upon Mr. Hickey’s continued employment with the Company from the grant date until the respective vesting date. As soon as reasonably practicable following the first offering of common stock or securities convertible into common stock for purposes of financing the Company after Mr. Hickey’s start date, Mr. Hickey will be granted an additional stock option or other equity award in an amount that maintains his fully diluted ownership percentage at 4%. The offer letter contains severance provisions which provide that in the event Mr. Hickey’s employment is terminated by the Company without cause or Mr. Hickey resigns for good reason, he will be entitled to receive a severance payment equal to 12 months base salary payable as salary continuation payments. To be eligible to receive these payments, Mr. Hickey will be required to execute and not revoke a release of claims. On November 1, 2022, we entered into an employment agreement with Mr. Hickey that memorialized the terms of his employment offer letter.

Management Incentive Plan

Our Management Incentive Plan is designed to provide executive officers with annual incentive compensation based on the achievement of certain pre-established performance objectives. By utilizing a combination of objective and subjective performance factors critical to our success, this program incentivizes our executive officers to achieve results that benefit them and the Company.

At the beginning of each year, the Compensation Committee approves, subject to review by the Board of Directors, new corporate objectives for the Management Incentive Plan. The objectives are established and measured on an annual basis to better align personal objectives with the direction and objectives of the Company. When these objectives are established and approved, each objective, and, if applicable, the subparts to each objective, is weighted and assigned a percentage value relative to the corporate objectives taken as a whole. At that time, the Compensation Committee also establishes the maximum bonus amount for each of our executive officers, based on a set percentage of each executive officer’s base salary, that the corporate objectives are worth. The Compensation Committee may modify or re-weight the objectives during the course of the fiscal year, if necessary, to reflect changes in our business plan.

Long-Term Incentives

Our Second Amended and Restated 2003 Stock Incentive Plan allowed us and our 2022 Equity Incentive Plan, if approved by our stockholders, will allow us the opportunity to grant stock options, restricted stock and other equity-based awards. In general, we view equity awards as incentives for future performance and not as compensation for past accomplishments. We also believe that equity awards reward continued employment by an executive officer, with an associated benefit to us of employee continuity and retention. The exercise price of stock options awarded by the Compensation Committee has been and will continue to be the closing sales price of our common stock on the date of grant.

The Compensation Committee and the Board of Directors do not grant equity awards according to a prescribed formula or target, although they review equity data from comparable companies to inform their decisions. In determining the number of equity awards granted to executive officers, individual responsibilities and experience, as well as contributions and achievements are considered, and, in appropriate circumstances, the Compensation Committee considers the recommendations of the Chief Executive Officer. The objectives utilized to assess individual contributions and achievements vary depending on the individual executive, but relate generally to strategic factors such as clinical and regulatory progress, commercialization, research and development, continued establishment of intellectual property and implementation of appropriate financing strategies. While the Chief Executive Officer may provide recommendations to the Compensation Committee regarding the number of equity awards granted to other executive officers from time to time, he does not make a recommendation as to his equity awards.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity award holdings held by our named executive officers at December 31, 2021.

Outstanding Equity Awards at 2021 Fiscal Year-End

	Stock Awards
Name	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)
Bart Bandy	514,565	843,887
Thomas Stankovich	207,238	339,870

(1)	Consists of unvested restricted stock units that were granted in July 2021.

(2)	Based upon the closing price of our common stock on December 31, 2021 of $1.64.

PROPOSAL NO. 2—APPROVAL OF 2022 EQUITY INCENTIVE PLAN

Introduction

On November 9, 2022, upon recommendation of the Compensation Committee (the “Committee”), our Board of Directors adopted the ReShape Lifesciences Inc. 2022 Equity Incentive Plan, or “2022 Plan,” subject to approval by our stockholders. The purpose of the 2022 Plan is to advance the interests of the company and its stockholders by enabling the company and its subsidiaries to (i) attract, motivate and retain a talented management team to achieve superior results, (ii) provide market competitive equity incentive opportunities that are linked to the growth and profitability of the company and increases in stockholder value, and (iii) align the interests of key executives and Board members with those of our stockholders.

If our stockholders approve the 2022 Plan, it will replace the ReShape Lifesciences Inc. Second Amended and Restated 2003 Stock Incentive Plan, as amended and restated to date (the “Prior Plan”), which is our only current equity compensation plan under which awards are outstanding or were available for grant. The Prior Plan terminated in accordance with its terms on September 27, 2022. Therefore, if our stockholders do not approve the 2022 Plan, we will not have an effective plan under which to grant our employees, non-employee directors and consultants equity incentive awards, which would be highly detrimental to our ability to attract, motivate, and retain talent. The terms of the Prior Plan, as applicable, will continue to govern the outstanding awards granted under the Prior Plan, until exercised, expired, paid or otherwise terminated or canceled.

The 2022 Plan permits the Committee, or a subcommittee thereof, to grant to eligible employees, non-employee directors and consultants of the company (each a “participant”) non-statutory and incentive stock options, stock appreciation rights (also known as SARs), restricted stock awards, restricted stock units, and other stock-based awards. Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2022 Plan is 5,250,000 shares, together with certain permitted addbacks to the share reserve. The 2022 Plan provides for an annual increase on the first day of each year beginning in 2023 such that the number of shares of common stock available under the 2022 Plan equals 15% (or such lesser amount determined by our Board of Directors) of the total shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year, assuming the conversion of any outstanding shares of convertible preferred stock and the exercise of any outstanding warrants, but excluding shares issuable upon the exercise or payment of stock options or other equity-based awards with respect to which shares have not actually been issued.

Since our common stock is listed on the Nasdaq Capital Market, the Nasdaq listing rules require stockholder approval of the 2022 Plan. In addition, the Board of Directors is asking our stockholders to approve the 2022 Plan in order to qualify stock options for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code.

Reasons Why You Should Vote in Favor of Approval of the 2022 Plan

Our Board of Directors recommends a vote for approval of the 2022 Plan, as the Board believes the 2022 Plan is in the best interests of our company and our stockholders for the following reasons:

The 2022 Plan will advance company and stockholder interests by allowing us to attract, motivate, and retain key talent.    Having a talented and motivated management team is essential to executing our business strategies and achieving superior results. Stock-based incentive compensation has been an important component of the total direct compensation opportunity for our management team.  It ensures that we are able to maintain a market competitive compensation opportunity that is predominantly performance-based and at risk.

The 2022 Plan is consistent with our pay-for-performance compensation philosophy.   We believe that stock-based incentive compensation rewards our management team for superior performance in delivering sustainable and profitable growth.  It is performance-based, fully at-risk, and only has value if the company performance meets or exceeds pre-determined financial goals, or if stockholder value increases. This reinforces our pay for performance culture.

The 2022 Plan will enable us to continue aligning the interests of our executives with those of our stockholders.    We have designed our stock-based incentive compensation so that our management team is motivated to achieve financial performance goals and increase stockholder value.  This creates a strong alignment between our rewards and stockholder interests.

The 2022 Plan protects stockholder interests and embraces sound stock-based compensation practices.    As described in more detail below under the heading “Summary of Sound Governance Features of the 2022 Plan,” the 2022 Plan includes a number of features that are consistent with protecting the interests of our stockholders and sound corporate governance practices.

Summary of Sound Governance Features of the 2022 Plan

The Board and the Committee believe that the 2022 Plan contains several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, including the following:

No liberal share “recycling” for stock options or SARs.    Shares withheld to satisfy the exercise price or tax-withholding obligations on options or SARs will be counted against the shares of common stock authorized for issuance under the 2022 Plan and will not become eligible again for grant under the 2022 Plan.

No reloads.   The 2022 Plan does not authorize “reloads” of any awards.

Stock option exercise prices and SAR grant prices will not be lower than the fair market value on the grant date.    The 2022 Plan prohibits granting stock options with exercise prices and SARs with grant prices lower than the fair market value of a share of our common stock on the grant date.

No re-pricing or exchange of “underwater” options or SARs without stockholder approval.    The 2022 Plan prohibits the re-pricing of outstanding stock options or SARs without stockholder approval, except in connection with certain corporate transactions, such as a recapitalization or stock split, as may be necessary in order to prevent dilution or enlargement of the rights of participants. The 2022 Plan defines “re-pricing” broadly to include amendments or modifications to the terms of outstanding stock options or SARs to lower the exercise or grant price, canceling “underwater” stock options or SARs in exchange for cash, replacement awards having a lower exercise price or in the form of other awards, or repurchasing “underwater” stock options or SARs and granting new awards.

Stock options and SARs are not entitled to dividend equivalent rights.    Stock option and SAR award holders have no rights as stockholders with respect to the shares underlying their awards until such awards are exercised or vested and shares are issued. As a result, stock option and SAR awards under the 2022 Plan have no dividend equivalent rights associated with them.

No dividends or dividend equivalents will be paid out on unvested awards.  For any stock awards that the Committee determines are eligible for dividend equivalent rights, any dividends or dividend equivalents declared by the company on such awards will not be paid out with respect to any unvested stock award. Such dividends or dividend equivalents may be accrued and paid out to the extent the stock award vests.

Stockholder approval is required for material revisions to the 2022 Plan.    Consistent with Nasdaq listing rules, the 2022 Plan requires stockholder approval of material revisions to the plan. The 2022 Plan also requires stockholder approval of certain additional revisions to the plan that would not otherwise require stockholder approval under the Nasdaq listing rules.

“Clawback” provisions.    The 2022 Plan contains “clawback” provisions. If the Committee determines that a participant has taken any action that would constitute “cause” or an “adverse action,” as the 2022 Plan defines such terms, while providing services to the company, or after termination of such services, all rights of the participant under the 2022 Plan and any agreements evidencing an award the participant then holds will terminate and be forfeited. The Committee may also require the participant to return to the company any shares received, any profits or any other economic value realized by the participant in connection with any awards or any shares issued upon the exercise or vesting of any awards. In addition, the 2022 Plan incorporates the Sarbanes-Oxley Act of 2002 automatic forfeiture standard for certain participants in connection with material noncompliance, as a result of misconduct, resulting in an accounting restatement. The 2022 Plan also allows the Committee to seek to recover any award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which the common stock is then listed or traded. Finally, all awards under the 2022 Plan will be subject to forfeiture or other penalties pursuant to any other standalone clawback or forfeiture policy of the company, as well as those included in relevant award agreements.

“Double-Trigger” vesting in change in control.    If the surviving or acquiring company assumes our outstanding awards or provides for its equivalent substitutes, our 2022 Plan provides for accelerated vesting of awards following a change in control upon the termination of the employee’s service without “cause” or “adverse action” within two years of a change in control. By using a so-called “double trigger” change in control, and thereby tying accelerated vesting to a change in control and a subsequent event, rather than the mere consummation of a change in control transaction, the company believes that it is better able to balance the employees’ need for certainty with the interests of our stockholders.

Summary of the 2022 Plan Features

Below is a summary of the major features of the 2022 Plan. The summary is qualified in its entirety by reference to the full text of the 2022 Plan, a copy of which may be obtained upon request to Investor Relations at 1001 Calle Amanecer, San Clemente, California 92673 or by telephone at (949) 429-6680. We have also filed a copy of the 2022 Plan electronically with the SEC as Appendix A to this Proxy Statement, available through the SEC’s website at www.sec.gov.

Purpose.    The purpose of the 2022 Plan is to advance the interests of the company and its stockholders by enabling the company and its subsidiaries to (i) attract, retain, and motivate our management team for achievement of company results and creation of stockholder value, (ii) provide stock-based incentive compensation opportunities that are linked to the growth and profitability of the company and increases in stockholder value, and (iii) provide opportunities for equity ownership that align the interests of key employees and Board members with those of our stockholders.

Plan Administration.    The 2022 Plan will be administered by the Committee, or by a subcommittee thereof, or any other committee designated by the Board in accordance with the 2022 Plan. All members of the Committee administering the 2022 Plan will be “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” under the Nasdaq listing rules, the rules and regulations of the SEC and other applicable laws.

Under the terms of the 2022 Plan, subject to certain limitations, the Committee will have the authority to, among other things:

•	Select eligible participants to whom awards are granted;

•	Determine the types, amounts and terms of awards to be granted and when;

•	Determine the provisions of such awards, including the applicable performance measures, if any, and the duration, restrictions and conditions of such awards;

•	Interpret the 2022 Plan and any instrument evidencing an award under the 2022 Plan and establish rules and regulations pertaining to its administration;

•	Determine fair market value in accordance with the 2022 Plan;

•	Subject to stockholder approval requirements for some amendments, determine whether and under what circumstances and terms to amend the 2022 Plan or any outstanding award agreement;

•	Adopt subplans or special provisions applicable to awards regulated by the laws of jurisdictions other than the United States;

•	Authorize any person to execute on behalf of the company an award agreement or other instrument required to effect a grant;

•	Determine whether awards will be settled in shares of common stock, cash or in any combination thereof;

•	Determine whether an award will be eligible for dividend equivalent rights;

•	Impose restrictions, conditions or limitations on resales and subsequent transfers; and

•	Make any other determination and take any other action that the Committee deems necessary or desirable for administration of the 2022 Plan.

Delegation.    To the extent permitted by applicable law, the Committee may delegate to one or more of its members or to one or more officers of the company such administrative duties or powers, as it may deem advisable. The Committee may authorize one or more directors or officers of the company to designate employees, other than officers, directors, or 10% stockholders of the company, to receive awards under the plan and determine the size of any such awards, subject to certain limitations.

No Re-pricing or Exchange.    Except in connection with a change in control, the Committee may not, except as described below under the heading “Adjustments,” without prior approval of our stockholders, seek to effect any re-pricing of any previously granted option or SAR by: (i) amending or modifying the terms of the option or SAR to lower the exercise price; (ii) canceling an underwater option or SAR in exchange for (A) cash; (B) replacement options or SARs having a lower exercise price; or (C) other awards; or (iii) repurchasing the underwater options or SARs and granting new awards under the 2022 Plan. An option or SAR will be deemed to be “underwater” at any time when the fair market value of the common stock is less than the exercise price of the option or SAR.

Shares Authorized.    Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2022 Plan is 5,250,000 shares. No more than 5,250,000 shares may be granted as incentive stock options. The 2022 Plan provides for an annual increase on the first day of each year beginning in 2023 such that the number of shares of common stock available under the 2022 Plan equals 15% (or such lesser amount determined by our Board of Directors) of the total shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year, assuming the conversion of any outstanding shares of convertible preferred stock and the exercise of any outstanding warrants, but excluding shares issuable upon the exercise or payment of stock options or other equity-based awards with respect to which shares have not actually been issued.

If (i) any shares subject to an award are forfeited, an award expires or an award is settled for cash (in whole or in part), or (ii) any shares subject to an award under the Prior Plan is forfeited, expires or settled for cash (in whole or in part), then in each such case the shares subject to such award will, to the extent of such forfeiture, expiration or cash settlement, be added to the shares available for awards under the 2022 Plan. In the event that withholding tax liabilities arising from an award (other than an option or SAR) or an award under the Prior Plan (other than an option or SAR) is satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the company, the shares so tendered or withheld will be added to the shares available for awards under the 2022 Plan. However, the following shares will not be added to the shares authorized for grant under the 2022 Plan: (i) shares tendered by a participant or withheld by the company in payment of the exercise price of an option under the 2022 Plan or the Prior Plan, (ii) shares tendered by a participant or withheld by the company to satisfy any tax withholding obligation with respect to options or SARs under the 2022 Plan or the Prior Plan, (iii) shares subject to a SAR under the 2022 Plan or the Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) shares reacquired by the company on the open market or otherwise using cash proceeds from the exercise of options under the 2022 Plan or the Prior Plan.

Adjustments.    In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or other similar change in the corporate structure or shares of the company, the Committee will make the appropriate adjustment. These adjustments may be to the number and kind of securities and property that may be available for issuance under the 2022 Plan or the terms and conditions of any outstanding awards, including any performance goals or criteria with respect thereto. In order to prevent dilution or enlargement of the rights of participants, the Committee may also adjust the number, kind, and exercise price of securities or other property subject to outstanding awards.

Participation.    Awards may be granted to employees, non-employee directors and consultants of the company or any of its subsidiaries. A “consultant” is one who renders services that are not in connection with the offer and sale of our securities in a capital raising transaction and does not directly or indirectly promote or maintain a market for our securities. As of November 9, 2022, approximately 42 employees and four non-employee directors would have been eligible to participate in the 2022 Plan had it been approved by our stockholders at such time.

Types of Awards.    The 2022 Plan will permit us to grant non-statutory and incentive stock options, SARs, restricted stock awards, restricted stock units, and other stock-based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Non-Statutory and Incentive Stock Options.    Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The 2022 Plan permits the grant of both non-statutory and incentive stock options, though incentive stock options may be granted only to employees. Each stock option granted under the 2022 Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting and any other conditions. Except for substitute awards grated under Section 19 of the 2022 Plan, the exercise price of each stock option granted under the 2022 Plan must be at least 100% of the fair market value of a share of our common stock as of the date the award is granted to a participant. Fair market value is the closing price of our common stock, as reported on the Nasdaq. The closing price of our common stock, as reported on the Nasdaq, on November 9, 2022, was $0.20 per share. The Committee will fix the terms and conditions of each stock option, subject to certain restrictions. The Committee will fix the term of each stock option, but stock options granted under the 2022 Plan will not be exercisable more than 10 years after the date the stock option is granted. Stock options may be exercised, in whole or in part, by payment in full of the exercise price in cash or its equivalent. In the discretion of the Committee, payment may also be made by the delivery of common stock already owned by the participant prior to such delivery or to be issued upon the exercise of the option being exercised, by broker-assisted cashless exercise, by “net exercise,” or by a combination of such methods; or such other method as may be permitted by the Committee. In the case of a “net exercise” of a stock option, we will not require payment of the exercise price or any required tax withholding obligations related to the exercise, but will reduce the number of shares issued upon the exercise by the largest number of whole shares that has a fair market value that does not exceed the aggregate exercise price for the shares underlying the stock option and any required tax withholding obligations.

Stock Appreciation Rights.    A stock appreciation right, or SAR, is a right granted to receive payment of cash, stock or a combination of both, equal to the difference between the fair market value of shares of our common stock and the exercise price of such shares. Each SAR granted must be evidenced by an award agreement that specifies the exercise price, the term, and such other provisions as the Committee may determine. Except for substitute awards granted under Section 19 of the 2022 Plan, the exercise price of a SAR must be at least 100% of the fair market value of our common stock on the date of grant. The Committee will fix the term of each SAR, but SARs granted under the 2022 Plan will not be exercisable more than 10 years after the date the SAR is granted.

Restricted Stock Awards and Restricted Stock Units.    Restricted stock awards and/or restricted stock units may be granted under the 2022 Plan. A restricted stock award is an award of common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. Restricted stock units are similar to restricted stock awards, except that no shares are actually awarded to the participant on the grant date. The Committee shall determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards or the number of restricted stock units granted, and other such conditions or restrictions, including, in the case of a performance award, any performance goals upon which the performance award is subject and any performance period during which any performance goals must be achieved. Participants holding shares of restricted stock awards may be granted voting rights with respect to their shares, but participants holding restricted stock units will not have voting rights with respect to their restricted stock units. After all conditions and restrictions applicable to restricted stock awards and/or restricted stock units have been satisfied or have lapsed (including the satisfaction of any applicable tax withholding obligations), shares of restricted stock awards will become freely transferable (except as otherwise provided in the 2022 Plan), and restricted stock units will be paid in cash, shares of our common stock, or some combination of cash and shares of our common stock as determined by the Committee. The Committee may provide that a restricted stock award is conditioned upon the participant making or refraining from making an election with respect to the award under Section 83(b) of the IRC.

Non-Employee Director Awards.    The Committee at any time and from time to time may grant to non-employee directors non-statutory stock options, SARs or full value awards. Any such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions and limitations as the Committee may establish in its sole discretion consistent with the provisions of the 2022 Plan.

The 2022 Plan permits non-employee directors to elect to receive shares of our common stock in lieu of their director fees otherwise payable in cash. The election to receive our common stock in lieu of cash must be made in the calendar quarter preceding the date any such fees are payable. The number of shares to be issued is determined by dividing the dollar amount of reserved fees by the fair market value of our common stock on the date such fees would otherwise have been payable.

Other Stock-Based Awards.   Other stock-based awards (including the grant or offer for sale of unrestricted shares of our common stock or the payment in cash or otherwise of amounts based on the value of shares of our common stock) may be granted in such amounts and subject to such terms and conditions (including performance goals) as determined by the Committee. These other stock-based awards shall be expressed in terms of shares of our common stock or units based on shares of our common stock, as determined by the Committee. Other stock-based awards will be paid in cash or shares of our common stock, as determined by the Committee.

Dividend Equivalents.    With the exception of stock options and SARs, awards under the 2022 Plan may, in the Committee’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of our common stock covered by such award had such shares been issued and outstanding on the dividend payment date. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as determined by the Committee, and only paid out once the award becomes vested.

Termination of Service.    Unless otherwise expressly set forth in an individual agreement, the Committee will have the sole discretion to determine and set forth in an award agreement the effect that the termination of a participant’s employment or other service with the company and all subsidiaries may have on any award.

Modification of Rights upon Termination.    Upon a participant’s termination of employment or other service with the company or any subsidiary, the Committee may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, restricted stock units, performance awards, non-employee director awards, and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no stock option or SAR may remain exercisable beyond its expiration date.

Determination of Termination.    The change in a participant’s status from an employee to a consultant will be deemed a termination unless the Committee determines otherwise, in its sole discretion. The change in a participant’s status from a consultant to an employee or from that of an employee to that of a director will not be deemed a termination of the participant’s service as a consultant or employee, respectively. Unless the Committee determines otherwise, a participant’s termination date will be deemed to be the date recorded on personnel or other records of the company or any subsidiary. If the payment of an award that is subject to Section 409A of the IRC is triggered by termination of a participant’s employment or other service, the termination must also constitute a “separation from service” within the meaning of Section 409A of the IRC, and any change in employment status that constitutes a “separation from service” under Section 409A of the IRC will be treated as a termination of employment or service, as the case may be.

Forfeiture and Recoupment.    If a participant is determined by the Committee to have taken any action while providing services to the company or after termination of such services, that would constitute “cause” or an “adverse action,” as such terms are defined in the 2022 Plan, all rights of the participant under the 2022 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Committee has the authority to rescind the exercise, vesting, issuance or payment in respect of any awards of the participant that were exercised, vested, issued or paid, and require the participant to pay to the company, within ten days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance or payment. The company may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the Committee to determine whether “cause” or “adverse action” exists. The company is entitled to withhold and deduct future wages to collect any amount due. In addition, if the company is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the company for the amount of any award received by such individual under the 2022 Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. The company may also seek to recover any award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which our common stock is then listed or traded. In addition, all awards under the 2022 Plan will be subject to forfeiture and other penalties pursuant to any standalone clawback or forfeiture policy of the company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable award agreement.

Change in Control and Acceleration of Vesting.    Generally, a change in control means the occurrence of any one of the following events:

•	During any 24 month period, individuals who, as of the beginning of such period, constitute the board cease for any reason to constitute at least a majority of the board, subject to certain exceptions;

•	Any person is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the company representing 50% or more of the combined voting power of the company’s then outstanding securities eligible to vote for the election of the board, subject to certain exceptions;

•	The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the company or any of its subsidiaries that requires the approval of the company’s stockholders, unless certain criteria are met; or

•	The consummation of a sale of all or substantially all of the company’s assets or the approval by stockholders of the company of a plan of complete liquidation or dissolution of the company.

Notwithstanding the foregoing, such a change in control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the company’s voting securities as a result of the acquisition of company voting securities by the company which reduces the number of our voting securities outstanding. However, if after such acquisition by the company such person becomes the beneficial owner of additional voting securities of the company that increases the percentage of our outstanding voting securities beneficially owned by such person, a change in control of the company shall then occur.

Without limiting the authority of the Committee to adjust awards as discussed under the headings “Plan Administration” and “Adjustments,” if a change in control of the company occurs, then, unless otherwise provided in the Award Agreement, if the company is not the surviving corporation or the acquiring corporation does not assume the outstanding awards or substitute equivalent awards, then:

•	All outstanding stock options and SARs will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such stock options or SARs have been granted remains in employment or service with the company or any subsidiary;

•	All restrictions and vesting requirements applicable to any award based solely on the continued service of the participant will terminate; and

•	All awards, the vesting or payment of which are based on performance goals, will vest as though such performance goals were fully achieved at target and will become immediately payable.

However, no award that provides for a deferral of compensation within the meaning of Section 409A of the IRC will be cashed out upon the occurrence of a change in control unless the event or circumstances constituting the change in control also constitute a “change in the ownership” of the company, a “change in the effective control” of the company or a “change in the ownership of a substantial portion of the assets” of the company, in each case as determined under Section 409A of the IRC. The treatment of any other awards in the event of a change in control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable award agreement. The Committee is given the power under the 2022 Plan to alternatively provide that upon a change in control, any or all outstanding stock-based awards will be canceled and terminated and the holders will receive a payment of cash or stock equal to the difference, if any, between the consideration received by stockholders in respect of a share of common stock in connection with the change in control and the purchase price per share, if any, under the award, multiplied by the number of shares subject to such award, provided that if such product is zero or less, or the award is not exercisable, the award may be canceled and terminated without payment for such award.

If a participant’s employment or other service with the company is terminated without “cause” or “adverse action” (as such terms are defined in the 2022 Plan) within two years following a change in control, and the company is the surviving corporation following such change in control, or the acquiror assumes the outstanding awards or substitutes equivalent equity awards relating to the securities of such acquiror or its affiliates for such awards, then:

•	All outstanding options and SARs will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such options or SARs have been granted remains in employment or service with the company;

•	All restrictions and vesting requirements applicable to any award based solely on the continued service of the participant will terminate; and

•	All awards, the vesting or payment of which is based on performance goals, will vest as though such performance goals were fully achieved at target and will become immediately payable.

However, no award that provides for a deferral of compensation within the meaning of Section 409A of the IRC will be cashed out upon the occurrence of a change in control unless the event or circumstances constituting the change in control also constitute a “change in the ownership” of the company, a “change in the effective control” of the company or a “change in the ownership of a substantial portion of the assets” of the company, in each case as determined under Section 409A of the IRC. The treatment of any other awards in the event of a change in control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable award agreement.

Substituted Awards. The Committee may grant awards under the 2022 Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the company or a subsidiary as a result of a merger or consolidation of the former employing entity with the company or a subsidiary or the acquisition by the company or a subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances, subject to compliance with the rules under Sections 409A, 422 and 424 of the IRC, as and where applicable.

Term, Termination and Amendment.    Unless sooner terminated by the Board, the 2022 Plan will terminate at midnight on December 13, 2032. No award will be granted after termination of the 2022 Plan, but awards outstanding upon termination of the 2022 Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2022 Plan.

Subject to certain exceptions, the Board has the authority to terminate and the Committee has the authority to amend the 2022 Plan or any outstanding award agreement at any time and from time to time, provided that certain amendments to the 2022 Plan will not become effective without stockholder approval, as set forth below. No termination, suspension or amendment of the 2022 Plan may materially adversely affect any outstanding award without the consent of the affected participant.

No amendments to the 2022 Plan will be effective without approval of the company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the IRC, the rules of the primary stock exchange on which the common stock is then traded, applicable U.S. state and federal laws or regulations and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the 2022 Plan; or (b) such amendment would: (i) modify the restrictions on re-pricing; (ii) materially increase benefits accruing to participants; (iii) subject to certain adjustments, increase the aggregate number of shares of common stock issued or issuable under the 2022 Plan; (iv) modify the eligibility requirements for participants in the 2022 Plan; or (v) reduce the minimum exercise price as set forth in the 2022 Plan.

Plan Benefits.    It is not presently possible to determine the benefits or amounts that will be received by or allocated to participants under the 2022 Plan or that would have been received by or allocated to participants for the last completed fiscal year if the 2022 Plan had then been in effect because awards under the 2022 Plan will be made at the discretion of the Committee.

Federal Income Tax Information

The following is a general summary, as of the date of this Proxy Statement, of the federal income tax consequences to participants and the company of transactions under the 2022 Plan. This summary is intended for the information of stockholders considering how to vote at the 2022 annual meeting of stockholders and not as tax guidance to participants in the 2022 Plan, as the consequences may vary with the types of grants made, the identity of the participant and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2022 Plan.

Incentive Stock Options.    With respect to incentive stock options, generally, the participant is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the IRC continue to be met. If the participant meets the employment requirements and does not dispose of the shares of our common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our common stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the IRC.

Non-Statutory Stock Options.    The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the IRC. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs.    The grant of a SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the IRC.

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.    The federal income tax consequences with respect to restricted stock, restricted stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the IRC. Under certain circumstances, the participant, by making an election under Section 83(b) of the IRC, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction will be measured and timed as of the grant date of the award. If the award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the IRC. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the IRC.

Withholding Obligations.    We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the recipient to pay to us, an amount necessary for us to satisfy the recipient’s federal, state or local tax withholding obligations with respect to awards granted under the 2022 Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the company. The Committee may permit a participant to satisfy a tax withholding obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice or a combination of these methods.

Code Section 409A.    A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the IRC and the requirements of Section 409A of the IRC are not satisfied.

Code Section 162(m).    Pursuant to Section 162(m) of the IRC, the annual compensation paid to an individual who is a “covered employee” is not deductible by us to the extent it exceeds $1 million. The Tax Cuts and Jobs Act, signed into law on December 22, 2017, amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer and Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in our Proxy Statement; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2016 as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit (with a transition provision continuing the performance-based exception for certain compensation covered by a written binding contract in existence on November 2, 2017).

Excise Tax on Parachute Payments.    Unless otherwise provided in a separate agreement between a participant and the company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the company, would constitute a “parachute payment,” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the IRC. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the IRC attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the IRC, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the IRC.

Vote Required

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on Proposal No. 2 at the annual meeting will be required to approve this Proposal No. 2.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the ReShape Lifesciences Inc. 2022 Equity Incentive Plan.

PROPOSAL NO. 3—APPROVAL OF REVERSE STOCK SPLIT

On November 9, 2022, our Board unanimously adopted resolutions approving, declaring advisable and recommending to our stockholders for their approval a fifth amendment to our Restated Certificate of Incorporation, as amended (the “Fifth Amendment”) to effect a reverse stock split of our issued and outstanding common stock (the “Reverse Stock Split”) with a ratio in the range of 1-for-30 and 1-for-100, such ratio to be determined by our Board in its discretion. The Reverse Stock Split will also affect outstanding options and warrants, as described in “-Effect on Equity Compensation Plans and Outstanding Options and Warrants” below. Approval of this proposal will grant the Board the authority, without further action by the stockholders, to carry out the Reverse Stock Split any time after the approval of the Fifth Amendment but prior to the date of our 2023 annual meeting of stockholders (the “2023 Annual Meeting”), with the exact exchange ratio and timing to be determined at the discretion of the Board and set forth in a public announcement. Even if our stockholders approve this proposal, our Board may determine in its discretion not to effect the Reverse Stock Split and to abandon the Fifth Amendment to implement the Reverse Stock Split prior to the time the Fifth Amendment is filed and becomes effective.

If approved, this proposal would approve the Fifth Amendment set forth in Appendix B. The text of the proposed Fifth Amendment to effect the Reverse Stock Split is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary and advisable to effect the proposed Fifth Amendment. Stockholders are urged to carefully read Appendix B.

Background

Our common stock is currently listed on the Nasdaq Capital Market under the symbol “RSLS.” The continued listing requirements of the Nasdaq Global Market provide, among other things, that our common stock must not have a closing bid price under $1.00 for 30 consecutive business days.

On July 19, 2022, we received a written notice from Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) notifying us that the closing bid price for our common stock had been below $1.00 for the last 30 consecutive business days and that we were therefore not in compliance with the minimum bid price requirement for continued inclusion on the Nasdaq Capital Market under Nasdaq Listing Rule 5450(a)(2).

To regain compliance with the minimum bid price requirement, our common stock must have a closing bid price of at least $1.00 for a minimum of ten days within the 180-day period from the date of the bid-price notice, or by January 16, 2023. In the event that our common stock does not close at a bid price of at least $1.00 for a minimum of ten days in the first 180-day period, we may be eligible for a second 180-day period to comply, provided that we comply with the continued listing requirement for market value of publicly held shares and all other initial listing standards for Nasdaq, among other requirements.

Our Board determined that the continued listing of our common stock on the Nasdaq Capital Market is beneficial for our stockholders. If our common stock is delisted from the Nasdaq Capital Market, our Board believes that the trading market for our common stock could become significantly less liquid, which could reduce the trading price of our common stock and increase the transaction costs of trading in shares of our common stock.

The purpose of the Reverse Stock Split is to decrease the total number of shares of common stock outstanding and proportionately increase the market price of the common stock above $1.00 per share in order to meet the continuing listing requirements of the Nasdaq Capital Market. Our Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders, and is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our continued listing on the Nasdaq Capital Market. Accordingly, our Board approved the Reverse Stock Split in order to help ensure that the share price of our common stock meets the continued listing requirements of the Nasdaq Capital Market.

Effective Time of the Reverse Stock Split

If this proposal is approved and our Board determines to effect the Reverse Stock Split, we will file the proposed Fifth Amendment with the Secretary of State of the State of Delaware. The Reverse Stock Split will become effective at the time the Fifth Amendment is filed with the Secretary of State of Delaware and becomes effective, with the exact timing to be determined at the discretion of our Board.

If this proposal is approved, no further action on the part of stockholders would be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split on or before the one-year anniversary of the date of our 2022 Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Fifth Amendment to effect the Reverse Stock Split will be abandoned. Our Board reserves its right to elect not to proceed and abandon the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.

Reasons for the Reverse Stock Split

The principal purpose of the Reverse Stock Split is to decrease the total number of shares of common stock outstanding and proportionately increase the market price of the common stock above $1.00 per share in order to meet the continuing listing minimum bid price requirements of the Nasdaq Capital Market. Delisting from Nasdaq would adversely affect our ability to raise additional financing through the public or private sale of equity securities and would significantly affect the ability of investors to trade our securities. Delisting would also negatively affect the value and liquidity of our common stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. Our Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our continued listing on the Nasdaq Capital Market. Accordingly, our Board has approved the Reverse Stock Split in order to help ensure that the share price of our common stock meets the continued listing requirements of the Nasdaq Capital Market.

Board Discretion to Implement the Reverse Stock Split

Our Board believes that stockholder approval of a range of Reverse Stock Split ratios (rather than a single exchange ratio) is in the best interests of our stockholders because it provides the Board with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. If stockholders approve this proposal, the Board would carry out a reverse stock split only upon the Board’s determination that a reverse stock split would be in the best interests of our stockholders at that time. The Board would then set the ratio for the Reverse Stock Split within the range approved by stockholders and in an amount it determines is advisable and in the best interests of the stockholders considering relevant market conditions at the time the Reverse Stock Split is to be implemented. In determining the Reverse Stock Split ratio, following receipt of stockholder approval, the board of the directors may consider numerous factors including:

•	the historical and projected performance of our common stock;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	the projected impact of the Reverse Stock Split ratio on trading liquidity in our common stock and our ability to maintain continued listing on the Nasdaq Capital Market;

•	our capitalization (including the number of shares of common stock issued and outstanding);

•	the then-prevailing trading price for our common stock and the volume level thereof; and

•	the potential devaluation of our market capitalization as a result of the Reverse Stock Split.

Our Board intends to select a reverse stock split ratio that it believes would be most likely to achieve the anticipated benefits of the Reverse Stock Split.

Issuance of Series D Mirroring Preferred Stock

On November 9, 2022, the Company closed a financing transaction pursuant to which we issued 2,392,524 shares of common stock, 2,500 shares of series D mirroring preferred stock, and pre-funded warrants to purchase an aggregate of 492,091 shares of common stock. Gross proceeds from the offering, before deducting the placement agent’s fees and other estimated offering expenses, was approximately $750,000. Each share of common stock had a purchase price of $0.26, each share of series D mirroring preferred stock had a purchase price of $0.01, and each pre-funded warrant had a purchase price of $0.259 per share of common stock underlying the pre-funded warrants. In connection with the offering, in a concurrent private placement, we issued warrants to purchase an aggregate amount of 2,884,615 shares of common stock, which warrants have an exercise price of $0.30 per share.

Each share of series D mirroring preferred stock outstanding on the record date entitles the holder thereof to 30,000 votes on the Reverse Stock Split. As of the record date, there were 2,500 shares of our series D mirroring preferred stock issued and outstanding. Such shares of series D mirroring preferred stock are not convertible into common stock or other securities of the Company and will automatically be terminated and cease to be outstanding following the approval of the Reverse Stock Split. The holders of the series D mirroring preferred stock have agreed to hold their shares of series D mirroring preferred stock through the record date, to vote all shares of common stock purchased in the offering in favor of the Reverse Stock Split Proposal and to vote all shares of series D mirroring preferred stock in the same proportion as the aggregate shares of common stock (excluding any shares of common stock that are not voted) are voted on the Reverse Stock Split Proposal. As an example, if 70% of the aggregate votes cast by common stock voting on the Reverse Stock Split Proposal are voted in favor thereof and 30% of the aggregate votes cast by common stock voting on the Reverse Stock Split Proposal are voted against such Proposal, then 70% of the votes entitled to be cast by the series D mirroring preferred stock will be cast in favor of the proposal and 30% of such votes will be cast against the proposal.

Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, stockholders should consider the following risks associated with effecting the Reverse Stock Split:

•	Although we expect that the Reverse Stock Split will result in an increase in the market price of our common stock, we cannot assure you that the Reverse Stock Split, if effected, will increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price. The effect that the Reverse Stock Split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

•	Even if our stockholders approve the Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will continue to meet the continued listing requirements of the Nasdaq Capital Market.

•	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

•	Although the Reverse Stock Split will not, by itself, have any immediate dilutive effect on stockholders, the proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease because the number of authorized shares of common stock would remain unchanged. As a result, additional authorized shares of common stock would become available for issuance at such times and for such purposes as the Board may deem advisable without further action by stockholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of common stock are issued in the future, such shares could be dilutive to existing stockholders of the Company by decreasing such stockholders’ percentage of equity ownership in the Company. See “-Potential Anti-Takeover Effect” below for more information on potential anti-takeover effects of the Reverse Stock Split.

•	Although our Board believes that the decrease in the number of shares of common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in our common stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Principle Effects of the Reverse Stock Split

If the Reverse Stock Split is approved and effected with respect to the issued and outstanding common stock, each holder of common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same exchange ratio. Except for adjustments that may result from the treatment of fractional shares (as described below), the Reverse Stock Split would affect all stockholders uniformly and would not change any stockholder’s percentage ownership interest in the Company. The relative voting rights and other rights and preferences that accompany the shares of common stock will not be affected by the Reverse Stock Split. Shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable.

The Reverse Stock Split will not affect the number of authorized shares of common stock, which is currently 100,000,000 shares. The Reverse Stock Split will have no effect on the number of authorized shares of preferred stock or the par value of the preferred stock.

Effect on Equity Compensation Plans and Outstanding Equity Awards and Warrants

If the Reverse Stock Split is approved and effected, the total number of shares of common stock reserved for issuance under our 2022 Equity Incentive Plan, if approved by our stockholders, would be reduced in proportion to the ratio selected by our Board. Under the terms of our outstanding equity awards and warrants, the proposed Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or vesting of such awards and warrants in the same ratio of the Reverse Stock Split and, correspondingly, would proportionately increase the exercise or purchase price, if any, of all such awards and warrants. The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards and warrants and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the plans or agreements governing such awards or warrants.

Potential Anti-Takeover Effect

An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the increased available shares might be to make more difficult or to discourage an attempt to take over or otherwise acquire control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board or contemplating a tender offer or other change in control transaction). In addition, our Certificate of Incorporation and our Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the Board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by our Board and some of our officers, and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Reverse Stock Split Proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Accounting Matters

The Reverse Stock Split will not affect the par value per share of common stock, which will remain unchanged at $0.001 per share. The stockholders' equity, in the aggregate, will remain unchanged. At the effective time of the Reverse Stock Split, the stockholders' equity will reflect the following: (i) the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced in proportion to the ratio of the Reverse Stock Split; and (ii) correspondingly, the additional paid-in capital account, which consists of the difference between the stated capital and the aggregate amount paid upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and the other per share amounts will be increased because there will be fewer shares of our common stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. Additional adjustments will be made to these accounts as a result of any rounding to avoid the existence of fractional shares.

Mechanics of the Reverse Stock Split

Effect on Registered “Book-Entry” Holders of Common Stock

Holders of common stock may hold some or all of their common stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share.

No Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

U.S. Federal Income Tax Considerations

The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to stockholders that hold our common stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended, or the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below.

This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) persons subject to special tax accounting rules as a result of any item of gross income with respect to our common stock being taken into account in an "applicable financial statement" (as defined in the Code); (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) S corporations and partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our common stock in connection with employment or the performance of services; (xii) retirement plans; (xiii) persons who are treated as non-U.S. persons for U.S. federal income tax purposes; or (xiv) certain former citizens or long-term residents of the United States.

In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). This discussion also does not address the impact of the alternative minimum tax and the Medicare contribution tax on net investment income. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding our common stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service, or the IRS, regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

Taxation of Stockholders

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a recapitalization, a stockholder should not recognize gain or loss as a result of the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the shares of the common stock surrendered, and such stockholder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the Reverse Stock Split to shares of common stock received pursuant to the Reverse Stock Split. Stockholders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The Board unanimously recommends a vote FOR the Reverse Stock Split Proposal.

PROPOSAL NO. 4—APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

On November 9, 2022, our Board of Directors unanimously approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of shares of common stock authorized under the Certificate of Incorporation for issuance by 200,000,000 shares of common stock, bringing the total number of shares of common stock authorized to 300,000,000 shares. The text of the proposed amendment to the Certificate of Incorporation is attached hereto as Appendix C. This proposal to increase the number of shares of common stock authorized for issuance, if approved, will become effective and the Company’s number of shares of authorized common stock will be increased to 300,000,000 shares upon the filing of the certificate of amendment with the Secretary of State of Delaware. The following discussion is qualified in its entirety by the full text of the proposed amendment, which is incorporated herein by reference.

Reasons for the Increase

Our Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, equity compensation, acquisitions and other general corporate purposes. Our Board of Directors believes that having such additional authorized shares of common stock available for issuance under the Certificate of Incorporation will give the Company increased flexibility and would allow such shares to be issued without the expense and delay of a special stockholders’ meeting unless such approval is expressly required by applicable law. There are certain advantages and disadvantages of an increase in authorized common stock.

The advantages include:

•	The ability to raise capital by issuing capital stock under the type of transactions described above, or other financing transactions.

•	To have shares of common stock available to pursue certain business combinations or other expansion opportunities, if any.

The disadvantages include:

•	The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with our Board of Directors’ desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

•	Our stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders of the Company.

Although an increase in the authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort of which the Company is aware to accumulate common stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

If the Company’s stockholders do not approve the increase in authorized shares of common stock, then the Company will not be able to increase the total number of authorized shares of common stock from 100,000,000 to 300,000,000, and therefore, the Company would be limited in its ability to use authorized shares of common stock for financings, acquisitions, issuing equity awards, or other general corporate purposes.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Concurrent Approval of Reverse Stock Split

Concurrently with the approval of the increase in authorized shares of common stock, the Company’s stockholders are also being asked to approve a reverse stock split at a ratio of any whole number between 1-for-30 and 1-for-100, as determined by our Board of Directors, and an amendment to the Company’s Certificate of Incorporation to implement the reverse stock split at any time prior to December 14, 2023, if and as determined by the Board of Directors (see Proposal No. 3 above)). Approval of the Reverse Stock Split Proposal will grant the Board of Directors the authority (but not the obligation), without further action by the stockholders, to carry out such action any time prior to December 14, 2023, one year from the date of the Annual Meeting.

If the Reverse Stock Split Proposal is approved by the Company’s stockholders and a reverse stock split is effectuated, a reverse stock split would reduce, on a proportionate basis for each stockholder, the aggregate number of shares of common stock outstanding without reducing the total number of shares of common stock authorized for issuance, whether or not such number remains at 100,000,000 or is increased to 300,000,000 by this Proposal No. 4.

The current proposal to increase the number of authorized shares of common stock to 300,000,000 has no bearing on our Board of Directors’ ability to effect a reverse stock split, if concurrently authorized by stockholders pursuant to the Reverse Stock Split Proposal (Proposal No. 3) above. Our Board of Directors’ determination as to whether to effect a reverse stock split and, if so, at what ratio, would be based on the same factors reported in the Reverse Split Proposal below. Notwithstanding approval of the proposed amendment by our stockholders, our Board of Directors may, at its sole option, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect any reverse stock split, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware.

Vote Required and Board of Directors Recommendation

Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal.

If your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on this Proposal No. 4. “Broker non-votes”, if any, will be counted AGAINST the proposal.

Each share of series D mirroring preferred stock outstanding on the record date entitles the holder thereof to 30,000 votes on this Proposal No. 4. The holders of the series D mirroring preferred stock have agreed to hold their shares of series D mirroring preferred stock through the record date, to vote all shares of common stock purchased in the offering in favor of this Proposal No. 4 and to vote all shares of series D mirroring preferred stock in the same proportion as the aggregate shares of common stock (excluding any shares of common stock that are not voted) are voted on this Proposal No. 4. As an example, if 70% of the aggregate votes cast by common stock voting on this Proposal No. 4 are voted in favor thereof and 30% of the aggregate votes cast by common stock voting on this Proposal No. 4 are voted against such proposal, then 70% of the votes entitled to be cast by the series D mirroring preferred stock will be cast in favor of the proposal and 30% of such votes will be cast against the proposal.

The Board unanimously recommends a vote FOR the proposal to increase the number of authorized shares of common stock.

PROPOSAL NO. 5—ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), requires that we provide our stockholders with the opportunity to cast a vote on a non-binding, advisory basis, on the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. We hold an advisory vote on our executive compensation annually. Therefore, the next advisory vote on executive compensation will be at our 2023 annual meeting of stockholders.

We seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term goals, while at the same time avoiding unnecessary or excessive risk-taking. The vote on this resolution is not intended to address any specific element of compensation; rather, this vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

The vote is advisory and not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. While this vote is not binding on the Company, the Board of Directors and the Compensation Committee of the Board of Directors will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Accordingly, we ask our stockholders to vote on the following resolution at the annual meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, the compensation tables and the related narrative discussion, is hereby APPROVED.”

Vote Required

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on Proposal No. 5 at the annual meeting will be required to approve this Proposal No. 5 on a non-binding, advisory basis.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the advisory resolution on executive compensation.

PROPOSAL NO. 6— Advisory vote on the frequency of an advisory vote on executive compensation

The Dodd-Frank Act also requires that our stockholders be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. With respect to this Proposal No. 6, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every year, every two years or every three years. Stockholders also may abstain from casting a vote on this proposal.

Our Board of Directors has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the company and therefore our Board of Directors recommends that you vote for the advisory vote on executive compensation to take place every year. In determining to recommend that stockholders vote for a frequency of every year, the Board of Directors considered how an advisory vote at this frequency allows stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices as disclosed in the proxy statement each year, which is consistent with our annual review of core elements of our executive compensation program.

The vote is advisory and not binding on the company, our Board of Directors or the Compensation Committee of the Board of Directors. While this vote is not binding on the company, the Board of Directors and the Compensation Committee of the Board of Directors will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

The proxy card provides stockholders with the opportunity to choose among four options (one year, two years or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors

Vote Required

For this Proposal No. 6, the non-binding, advisory vote regarding the frequency of voting on the compensation of our named executive officers, the frequency (one year, two years or three years) that receives the highest number of votes will be deemed to be the choice of the stockholders.

Board Recommendation

The Board of Directors unanimously recommends a vote for the option of every ONE YEAR as the preferred frequency for advisory votes on executive compensation.

PROPOSAL NO. 7—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed RSM US LLP as ReShape Lifesciences’ independent registered public accounting firm for the year ending December 31, 2022 and has further directed that management submit the appointment of independent registered public accounting firm for ratification by the stockholders at the annual meeting. RSM was appointed as the Company’s independent registered public accounting firm on July 15, 2022. Representatives of RSM are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of RSM as our independent registered public accounting firm is not required by Delaware law, our certificate of incorporation or our bylaws. However, the Audit Committee is submitting the appointment of RSM to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on Proposal No. 7 at the annual meeting will be required to ratify the selection of RSM.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal year ended December 31, 2021 and December 31, 2020 by BDO USA, LLP, the Company’s independent registered accounting firm during such fiscal years.

	Fiscal Year Ended
	2021	2020
Audit Fees(1)	$322,000	$246,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$322,000	$246,000

(1)	Includes fees billed, or estimates of fees to be billed, for professional services rendered in connection with the audit of our consolidated financial statements for the referenced fiscal year ended, review of interim consolidated financial statements and services that are normally provided by BDO in connection with statutory and regulatory filings and engagements.

Administration of Engagement of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm. The Audit Committee has established a policy for pre-approving the services provided by our independent registered public accounting firm in accordance with the auditor independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accounting firm and an annual review of the financial plan for audit fees. To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit-related, tax and other non-audit services to be provided by the independent registered public accounting firm during the year.

As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year. A request for pre-approval of services on a case-by-case basis must be submitted by our Chief Financial Officer, providing information as to the nature of the particular service to be provided, estimated related fees and management’s assessment of the impact of the service on the auditor’s independence. The Audit Committee has delegated to its Chair pre-approval authority between meetings of the Audit Committee. Any pre-approvals made by the Chair must be reported to the Audit Committee. The Audit Committee will not delegate to management the pre-approval of services to be performed by our independent registered public accounting firm.

All of the services provided by our independent registered public accounting firm in 2021 were approved by the Audit Committee under its pre-approval policies.

Change in Independent Auditor

On April 8, 2022, BDO USA, LLP resigned as the independent registered public accounting firm of the Company effective upon the date of filing of the Company’s Form 10-Q for the quarter ended March 31, 2022. BDO’s report on the Company’s financial statements the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2021 and 2020, and through the interim period ended April 8, 2022, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on any of the Company’s financial statements for such periods. During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through April 8, 2022, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

On July 15, 2022, the Audit Committee appointed RSM US LLP as the Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2021 and 2020, and during the subsequent interim periods through RSM’s appointment, neither the Company nor anyone on its behalf consulted with RSM regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, any matter that was the subject of a “disagreement” with its former auditors or a “reportable event,” as those terms are defined in Item 304 of Regulation S-K.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for assisting the Board in monitoring the integrity of the consolidated financial statements of ReShape Lifesciences, compliance by ReShape Lifesciences with legal and regulatory requirements, and the independence and performance of ReShape Lifesciences’ internal and external auditors.

The consolidated financial statements of ReShape Lifesciences for the year ended December 31, 2021, were audited by BDO as the independent registered public accounting firm for ReShape Lifesciences.

As part of its activities, the Audit Committee has:

1.	Reviewed and discussed with management the audited consolidated financial statements of ReShape Lifesciences;

2.	Discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301 (Communications with Audit Committees);

3.	Received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and

4.	Discussed with the independent registered public accounting firm their independence and concluded that it is independent from ReShape Lifesciences and its management.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of ReShape Lifesciences for the year ended December 31, 2021, be included in our Annual Report on Form 10-K filed with the SEC.

Audit Committee of the Board of Directors of ReShape Lifesciences

Lori McDougal, Chair
Gary Blackford
Arda Minocherhomjee

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

Our 2021 Annual Report to Stockholders and Form 10-K, including consolidated financial statements for the year ended December 31, 2021, accompanies, or has been mailed to you immediately prior to, this proxy statement. Our Form 10-K is available to you, without charge, upon written request to Secretary, ReShape Lifesciences Inc., 1001 Calle Amanecer, San Clemente, California 926733, and is also available on our website at www.reshapelifesciences.com. If requested, we will provide you copies of any exhibits to the Form 10-K upon the payment of a fee covering our reasonable expenses in furnishing the exhibits. You can request exhibits to the Form 10-K by writing to Secretary, ReShape Lifesciences Inc., 1001 Calle Amanecer, San Clemente, California 92673.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Although we do not household for our registered stockholders, some brokers household ReShape Lifesciences proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered. For copies of either or both documents, stockholders should write to Secretary, ReShape Lifesciences Inc., 1001 Calle Amanecer, San Clemente, California 92673, or call (949) 429-6680.

OTHER MATTERS

We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the annual meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in the best interests of ReShape Lifesciences.

Thomas Stankovich
Secretary

Dated: November 10, 2022

Appendix A

RESHAPE LIFESCIENCES INC.

2022 EQUITY INCENTIVE PLAN

Table of Contents

RESHAPE LIFESCIENCES INC.
2022 EQUITY INCENTIVE PLAN

1.	Purpose of Plan.

The purpose of this Plan is to advance the interests of the Company and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in stockholder value and aligning the interests of such individuals with the interests of its stockholders through opportunities for equity participation in the Company.

2.	Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.

2.1           “Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

2.2           “Award” means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Award, Non-Employee Director Award or Other Stock-Based Award, in each case granted to an Eligible Recipient pursuant to this Plan.

2.3           “Award Agreement” means either: (a) a written or electronic (as provided in Section 21.8) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 21.8) statement issued by the Company to a Participant describing the terms and provisions of such an Award, including any amendment or modification thereof.

2.4           “Board” means the Board of Directors of the Company.

2.5           “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock to pay all or a portion of the exercise price of the Option or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or their nominee.

2.6           “Cause” means, unless otherwise provided in an Award Agreement, (a) “Cause” as defined in any employment, consulting, severance or similar agreement between the Participant and the Company or one of its Subsidiaries (an “Individual Agreement”), or (b) if there is no such Individual Agreement or if it does not define Cause: (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (iv) any material breach by a Participant of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary.

2.7           “Change in Control” means an event described in Section 14.1 of this Plan.

2.8           “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.

2.9           “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee comprised solely of directors designated by the Board to administer this Plan who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and (b) “independent directors” as defined in the Listing Rules of the Nasdaq Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted). The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under this Plan that would otherwise be the responsibility of the Committee, except as otherwise provided in this Plan. Any action duly taken by the Committee will be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements of membership provided herein. In all instances where discretion is accorded to the Committee under this Plan, the Committee will exercise such discretion reasonably and in good faith.

2.10         “Common Stock” means the common stock of the Company, par value $0.001 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.5 of this Plan.

2.11         “Company” means ReShape Lifesciences Inc., a Delaware corporation, and any successor thereto as provided in Section 21.6 of this Plan.

2.12         “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.13         “Director” means a member of the Board.

2.14         “Director Fees” means any compensation payable by the Company in the form of cash to a Non-Employee Director for service as a Non-Employee Director on the Board or any committee of the Board as may be approved from time to time by the Board, excluding expense allowances, reimbursements and insurance premiums paid to or on behalf of such Non-Employee Directors.

2.15         “Disability” means, unless otherwise defined in the Award Agreement or in an Individual Agreement between the Participant and the Company or a Subsidiary, the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.16         “Effective Date” means December 14, 2022 or such later date as this Plan is initially approved by the Company’s stockholders.

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2.17         “Eligible Recipients” means all Employees, all Non-Employee Directors and all Consultants.

2.18         “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonqualified Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.19         “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

2.20         “Fair Market Value” means, with respect to the Common Stock, as of any date: (a) the closing sale price of the Common Stock as of such date at the end of the regular trading session, as reported by the Nasdaq Stock Market or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of such date at the end of the regular trading session, as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.21         “Full Value Award” means an Award other than in the form of an Option or Stock Appreciation Right, and which is settled by the issuance of shares of Common Stock.

2.22         “Grant Date” means the date an Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.

2.23         “Incentive Stock Option” means a right to purchase Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.

2.24         “Individual Agreement” has the meaning set forth in Section 2.6 of this Plan.

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2.25         “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.

2.26         “Non-Employee Director” means a Director who is not an Employee.

2.27         “Non-Employee Director Award” means any Non-Statutory Stock Option, Stock Appreciation Right or Full Value Award granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.

2.28         “Non-Employee Director Option” means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 9.1 of this Plan.

2.29         “Option” means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.

2.30         “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Section 10 of this Plan.

2.31         “Participant” means an Eligible Recipient who receives one or more Awards under this Plan.

2.32         “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 8 of this Plan to receive an amount of cash, number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.

2.33         “Performance Goals” mean with respect to any applicable Award, one or more targets, goals or levels of attainment required to be achieved during the specified Performance Period, as set forth in the related Award Agreement.

2.34         “Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Award.

2.35         “Plan” means this ReShape Lifesciences Inc. 2022 Equity Incentive Plan, as may be amended from time to time.

2.36         “Plan Year” means the Company’s fiscal year.

2.37         “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Award.

2.38         “Prior Plan” means the ReShape Lifesciences Inc. Second Amended and Restated 2003 Stock Incentive Plan, as amended.

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2.39         “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

2.40         “Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.

2.41         “Securities Act” means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

2.42         “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the exercise price of such shares under the terms of such Stock Appreciation Right.

2.43         “Stock-Based Award” means any equity-based or equity-related Award made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards denominated or payable in shares of Common Stock and Other Stock-Based Awards.

2.44         “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.45         “Tax Date” means the date any withholding tax obligation arises under the Code for a Participant with respect to an Award.

2.46         “Tax Laws” has the meaning set forth in Section 21.9 of this Plan.

3.	Plan Administration.

3.1           The Committee. The Plan will be administered by the Committee. The Committee will act by majority approval of the members at a meeting or by unanimous written consent, and a majority of the members of the Committee will constitute a quorum. The Committee may exercise its duties, power and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Award granted under this Plan.

3.2           Authority of the Committee. In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:

(a)          To designate the Eligible Recipients to be selected as Participants;

(b)          To determine the nature, extent and terms of the Awards to be made to each Participant, including the amount of cash or number of shares of Common Stock to be subject to each Award, any exercise price, the manner in which Awards will vest or become exercisable and whether Awards will be granted in tandem with other Awards, and the form of Award Agreement, if any, evidencing such Award;

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(c)          To determine the time or times when Awards will be granted;

(d)          To determine the duration of each Award;

(e)          To determine the restrictions and other conditions to which the payment or vesting of Awards may be subject;

(f)           To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective;

(g)          To determine Fair Market Value in accordance with Section 2.20 of this Plan;

(h)          To amend this Plan or any Award Agreement, as provided in this Plan;

(i)           To adopt subplans or special provisions applicable to Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which subplans or special provisions may take precedence over other provisions of this Plan;

(j)           To authorize any person to execute on behalf of the Company any Award Agreement or any other instrument required to effect the grant of an Award previously granted by the Committee;

(k)          To determine whether Awards will be settled in shares of Common Stock, cash or in any combination thereof;

(l)           Subject to Section 11, to determine whether Awards will be adjusted for “dividend equivalents,” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant; and

(m)         To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s stockholders.

3.3           Delegation. To the extent permitted by applicable law, the Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more directors of the Company or one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Eligible Recipients to be recipients of Awards pursuant to this Plan; and (b) determine the size of any such Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such director(s) or officer(s) for any Awards granted to an Eligible Recipient who is considered a Covered Employee or who is subject to the reporting and liability provisions of Section 16 under the Exchange Act; (y) the resolution providing such authorization will set forth the type of Awards and total number of each type of Awards such director(s) or officer(s) may grant; and (z) such director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

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3.4           No Re-pricing. Except in connection with a Change in Control, notwithstanding any other provision of this Plan other than Section 4.5, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling an “underwater” Option or Stock Appreciation Right in exchange for (A) cash; (B) replacement Options or Stock Appreciation Rights having a lower exercise price; or (C) other Awards; or (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Awards under this Plan. For purposes of this Section 3.4, an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.

3.5           Participants Based Outside of the United States. In addition to the authority of the Committee under Section 3.2(i) and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.5: (i) to reserve shares of Common Stock or grant Awards in excess of the limitations provided in Section 4.1; (ii) to effect any re-pricing in violation of Section 3.4; (iii) to grant Options or Stock Appreciation Rights having an exercise price less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.3 or Section 7.3; or (iv) for which stockholder approval would then be required pursuant to Section 422 of the Code or the rules of any stock exchange on which shares of Common Stock may be listed for trading.

4.	Shares Available for Issuance.

4.1           Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.5 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be 5,250,000 shares; provided, however, that the aggregate number of Shares that may be issued under all Awards under the Plan will automatically increase on an annual basis on the first day of each year beginning in 2023 (the “Annual Increase”) such that the aggregate number of Shares that may be issued under all Awards under the Plan equals 15% (or such lesser amount determined by the Board) of the total number of shares of Common Stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year, assuming the conversion of any outstanding shares of preferred stock and the exercise of any outstanding warrants, but excluding shares issuable upon the exercise or payment of stock options or other equity-based awards with respect to which shares have not actually been issued (the “Share Limit”). In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of Shares that may be issued under the Plan upon the exercise of Incentive Stock Options may not exceed the Initial Limit cumulatively increased on January 1, 2023 and each January 1 thereafter by the lesser of the Annual Increase for such year or 5,250,000 Shares. Notwithstanding the foregoing, to the extent permitted under applicable law and applicable stock exchange rules, Awards that provide for the delivery of Shares subsequent to the applicable grant date may be granted in excess of the Share Limit if such Awards provide for the forfeiture or cash settlement of such Awards to the extent that insufficient Shares remain under the Share Limit at the time that Shares would otherwise be issued in respect of such Award. Upon effectiveness of this Plan, no further awards will be granted under the Prior Plan.

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4.2           Restrictions on Incentive Stock Options. Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.4 of this Plan, the maximum number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan will be 5,250,000 shares.

4.5          Accounting for Awards. If (i) any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) any Shares subject to an award under the Prior Plan is forfeited, expires or settled for cash (in whole or in part), then in each such case the Shares subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, be added to the Shares available for Awards under Section 4.1 of this Plan. In the event that withholding tax liabilities arising from an Award (other than an Option or SAR) or an award under the Prior Plan (other than an option or stock appreciation right) is satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered or withheld shall be added to the Shares available for Awards under Section 4.1 of this Plan; provided, however, that Shares that again become available for issuance under this Plan pursuant to this Section 4.4 shall not increase the numbers of Shares that may be granted under the Plan in connection with Incentive Stock Options. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 4.1 of this Plan: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or an option under the Prior Plan, (ii) Shares tendered by a Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or SARs or options or stock appreciation rights under the Prior Plan, (iii) Shares subject to a SAR or a stock appreciation right under the Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or options under the Prior Plan.

4.6           Adjustments to Shares and Awards.

(a)          In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Awards, the exercise price of outstanding Awards, and other terms and conditions of any outstanding Awards, including any Performance Goals or criteria with respect thereto. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.

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(b)          Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the limits in Section 4.2(a) and (b), the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 409A, 422 and 424 of the Code, as and where applicable.

5.	Participation.

Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time Awards, singly or in combination or in tandem with other Awards, as may be determined by the Committee in its sole discretion. Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Award Agreement with the Participant.

6.	Options.

6.1           Grant. An Eligible Recipient may be granted Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Incentive Stock Options may be granted only to Eligible Recipients who are Employees of the Company or a Subsidiary. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute "service recipient stock" within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

6.2           Award Agreement. Each Option grant will be evidenced by an Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan. The Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.

6.3           Exercise Price. Except for Options granted pursuant to Section 19 of this Plan, the per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date (or not less than one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

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6.4           Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (i) the achievement of one or more of the Performance Goals; or that (ii) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an “in-the-money” Option that is exercisable in accordance with its terms is prevented by the provisions of Section 16 of this Plan, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

6.5           Payment of Exercise Price.

(a)          The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a “net exercise” of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(b)          In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 13 of this Plan.

(c)          For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

6.6           Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of this Plan.

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7.	Stock Appreciation Rights.

7.1           Grant. An Eligible Recipient may be granted Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute "service recipient stock" within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

7.2           Award Agreement. Each Stock Appreciation Right will be evidenced by an Award Agreement that will specify the exercise price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

7.3           Exercise Price. Except for Stock Appreciation Rights granted pursuant to Section 19 of this Plan, the exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date.

7.4           Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the exercise of an “in-the-money” SAR that is exercisable in accordance with its terms is prevented by the provisions of Section 16 of this Plan, the SAR will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such SAR.

7.5           Manner of Exercise. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.

7.6           Settlement. Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a)          The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share exercise price; by

(b)          The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

7.7           Form of Payment. Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 will be made in accordance with the terms of the applicable Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines.

8.	Restricted Stock Awards and Restricted Stock Units.

8.1           Grant. An Eligible Recipient may be granted Restricted Stock Awards or Restricted Stock Units under this Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Award Agreement. Any Restricted Stock Award or Restricted Stock Unit may be granted in the form of a Performance Award subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.

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8.2           Award Agreement. Each Restricted Stock Award or Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify the type of Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units granted, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan, including, in the case of a Performance Award, any Performance Goals upon which the Performance Award is subject and any Performance Period during which any Performance Goals must be achieved.

8.3           Conditions and Restrictions. The Committee will impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Restricted Stock Awards or Restricted Stock Units as it deems appropriate, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

8.4           Rights as a Stockholder. Except as provided in Sections 8.1, 8.5, 8.6, 12.2 and 17.3 of this Plan, upon a Participant becoming the holder of record of shares of Common Stock issued under a Restricted Stock Award pursuant to this Section 8, the Participant will have all voting, dividend, liquidation and other rights with respect to such shares (other than the right to sell or transfer such shares) as if such Participant were a holder of record of shares of unrestricted Common Stock. A Participant will have no voting, dividend, liquidation and other rights with respect to any Restricted Stock Units granted hereunder.

8.5           Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates or a notation on the book entry notation representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

8.6           Lapse of Restrictions; Settlement. Except as otherwise provided in this Section 8, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.

8.7           Section 83(b) Election for Restricted Stock Award. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.

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8.8           Form and Timing of Performance Award Payment. Subject to the terms of this Plan, after the applicable Performance Period (which will not be deemed to be complete until any applicable vesting restrictions based on the continuous employment or service with the Company or a Subsidiary for a certain period have been satisfied) has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the March 15th immediately following the end of the Performance Period, or earlier than the January 1st preceding such March 15, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form of payment of Performance Awards will be set forth in the Award Agreement pertaining to the grant of the award. Any shares of Common Stock issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

8.9           Adjustment of Performance Goals, Performance Periods or other Vesting Criteria. The Committee may amend or modify the vesting criteria (including any Performance Goals or Performance Periods) of any outstanding Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 4.4(a) or 8.11 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, or to address any other change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be final, conclusive and binding on Participants under this Plan.

9.	Non-Employee Director Awards.

9.1           Awards to Non-Employee Directors. The Committee at any time and from time to time may grant to Non-Employee Directors such Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, and set forth in an applicable Award Agreement.

9.2           Shares in Lieu of Director Fees. A Non-Employee Director may elect to receive shares of Common Stock in lieu of Director Fees by giving written notice of such election to the Company in a form approved by the Committee. Such an election shall be effective with respect to any such Director Fees payable commencing with the next calendar quarter following the date of the election. An election to receive payment of Director Fees in the form of shares of Common Stock may be revoked only by a subsequent election to receive payment of Director Fees in cash or to defer such Director Fees pursuant to Section 9.3. Such an election shall be effective with respect to Director Fees payable commencing with the next calendar quarter following the date of the election. The number of shares of Common Stock to be paid to a Non-Employee Director pursuant to this Section 9.2 shall be determined by dividing the amount of Director Fees payable by the Fair Market Value of the Common Stock on the date such Director Fees would have been paid in cash but for the Participant’s election to receive payment of such Director Fees in the form of Common Stock. The amount of any fractional share shall be paid in cash.

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9.3           Deferral of Award Payment. The Committee may permit a Non-Employee Director the opportunity to defer the grant or payment of an Award pursuant to such terms and conditions as the Committee may prescribe from time to time.

10.	Other Stock-Based Awards.

10.1         Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Awards may involve the transfer of actual shares of Common Stock to Participants or payment in cash or otherwise of amounts based on the value of shares, and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.2         Value of Other Stock-Based Awards. Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. The Committee may establish Performance Goals in its discretion for any Other Stock-Based Award. If the Committee exercises its discretion to establish Performance Goals for any such Awards, the number or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

10.3         Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award will be made in accordance with the terms of the Award, in cash or shares of Common Stock for any Other Stock-Based Award, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Stock-Based Award under a Company deferred compensation plan or arrangement.

11.	Dividends and Dividend Equivalents.

11.1         Grant of Dividend Equivalents. Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on shares of Common Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, the Committee may not grant dividend equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right and further, no dividend or dividend equivalents will be paid out with respect to any unvested Awards.

11.2         Restricted Stock Awards. To the extent permitted or required by applicable law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will have the same dividend rights as the Company’s other stockholders. Notwithstanding the foregoing, any such dividends as to a Restricted Stock Award that is subject to vesting requirements will be subject to forfeiture and termination to the same extent as the Restricted Stock Award to which such dividends relate and the Award Agreement may require that any cash dividends be reinvested in additional shares of Common Stock subject to the Restricted Stock Award and subject to the same conditions and restrictions as the Restricted Stock Award with respect to which the dividends were paid. In no event will dividends with respect to Restricted Stock Awards that are subject to vesting be paid or distributed until the vesting provisions of such Restricted Stock Award lapse.

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11.3         Restricted Stock Units. To the extent permitted or required by applicable law, as determined by the Committee, prior to settlement or forfeiture, any Restricted Stock Units awarded under this Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalents. Such right entitles the Participant to be credited with any amount equal to all cash dividends paid on one share of Common Stock while the Restricted Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units and may (and will, to the extent required below) be made subject to the same conditions and restrictions as the Restricted Stock Units to which they attach. Settlement of Dividend Equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Dividend Equivalents as to Restricted Stock Units will be subject to forfeiture and termination to the same extent as the corresponding Restricted Stock Units as to which the Dividend Equivalents relate. In no event will Participants holding Restricted Stock Units receive any Dividend Equivalents on such Restricted Stock Units until the vesting provisions of such Restricted Stock Units lapse.

11.4         Performance Awards. Participants holding Performance Awards granted under this Plan will not receive any cash dividends or Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to such Performance Awards during the period between the date that such Performance Awards are granted and the date such Performance Awards are settled.

12.	Termination of Employment or Other Service.

12.1         Effect of Termination of Employment or Other Service. Unless otherwise expressly set forth in an Individual Agreement, the Committee will have the sole discretion to determine and set forth in an Award Agreement the effect that the termination of a Participant’s employment or other service with the Company and all Subsidiaries may have on any Award.

12.2         Modification of Rights upon Termination. Notwithstanding the other provisions of this Section 12, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Performance Awards, Non-Employee Director Awards and Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option or Stock Appreciation Right may remain exercisable beyond its expiration date.

12.3         Determination of Termination of Employment or Other Service.

(a)          The change in a Participant’s status from that of an Employee to that of a Consultant will, for purposes of this Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

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(b)         The change in a Participant’s status from that of a Consultant or Director to that of an Employee or from that of an Employee to that of a Director will not, for purposes of this Plan, be deemed to result in a termination of such Participant’s service as a Consultant or Employee, respectively, and such Participant will thereafter be deemed to be an Employee or Director, respectively, until such Participant’s employment or service is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a) above).

(c)          Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of this Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

(d)          Notwithstanding the foregoing, if payment of an Award that is subject to Section 409A of the Code is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Section 409A of the Code, and any change in employment status that constitutes a “separation from service” under Section 409A of the Code will be treated as a termination of employment or service, as the case may be.

12.4         Additional Forfeiture Events.

(a)          Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Section 12.4, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Award Agreements evidencing an Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares subject to any Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of share certificates upon the vesting of any Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an applicable Award Agreement, this Section 13.4(a) will not apply to any Participant following a Change in Control.

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(b)          Forfeiture or Clawback of Awards. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. The Company also may seek to recover any Award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which the Common Stock is then listed or traded. In addition, all Awards under this Plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award agreement.

13.	Payment of Withholding Taxes.

13.1         General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts the Company reasonably determines is necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to an Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award. When withholding for taxes is effected under this Plan, it shall be withheld only up to an amount based on the maximum statutory tax rates in the Participant’s applicable tax jurisdiction or such other rate that will not trigger a negative accounting impact on the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable government entity.

13.2         Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 13.1 of this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

14.	Change in Control.

14.1         Change in Control. For purposes of this Plan, “Change in Control” means the occurrence of any one of the following events:

(i) During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

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(ii) Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary; (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; (C) by any underwriter temporarily holding securities pursuant to an offering of such securities; (D) pursuant to a Non-Qualifying Transaction, as defined in paragraph (iii), or (E) by any person of Company Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;

(iii) The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (1) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (2) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv) The consummation of a sale of all or substantially all of the Company’s assets or the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

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14.2         Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.4 of this Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the Award Agreement evidencing an Award at the time of grant or at any time after the grant of an Award the following provisions will apply:

(a)          If the Company is not the surviving corporation following a Change in Control, and the surviving corporation following such Change in Control or the acquiring corporation (such acquiring corporation or acquiring corporation is hereinafter referred to as the “Acquiror”) does not assume the outstanding Awards or does not substitute equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in employment or service with the Company or any Subsidiary; (b) all restrictions and vesting requirements applicable to any Award based solely on the continued service of the Participant will terminate; and (c) all Awards the vesting or payment of which are based on Performance Goals will vest as though such Performance Goals were fully achieved at target and will become immediately payable; provided, however, that no Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a Change in Control unless the event or circumstances constituting the Change in Control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code. The treatment of any other Awards in the event of a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

(b)          If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the outstanding Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all such Awards or such substitutes therefore shall remain outstanding and be governed by their respective terms and the provisions of the Plan.

(c)          If (i) a Participant’s employment or other service with the Company and all Subsidiaries is terminated without Cause or Adverse Action within two (2) years following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then (x) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in employment or service with the Company or any Subsidiary; (y) all restrictions and vesting requirements applicable to any Award based solely on the continued service of the Participant will terminate; and (z) all Awards the vesting or payment of which are based on Performance Goals will vest as though such Performance Goals were fully achieved at target and will become immediately payable; provided, however, that no Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a Change in Control unless the event or circumstances constituting the Change in Control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code. The treatment of any other Awards in the event of a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

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(d)          If (i) a Participant’s employment or other service with the Company and all Subsidiaries is terminated for Cause or Adverse Action within two (2) years following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all rights of the Participant under this Plan and any Award Agreements evidencing an Award then held by the Participant will terminate and be forfeited without notice of any kind.

14.3         Alternative Treatment of Stock-Based Awards. In connection with a Change in Control, the Committee in its sole discretion, either in an Award Agreement at the time of grant of a Stock-Based Award or at any time after the grant of such an Award, may determine that any or all outstanding Stock-Based Awards granted under this Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Stock-Based Award will receive for each share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Award, multiplied by the number of shares of Common Stock subject to such Award (or in which such Award is denominated); provided that if such product is zero ($0) or less or to the extent that the Award is not then exercisable, the Award may be canceled and terminated without payment therefor; provided, however, that no Stock-Based Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a Change in Control unless the event or circumstances constituting the Change in Control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code. The treatment of any other Stock-Based Awards in the event of a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement. If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any shares of Common Stock issued pursuant to a Stock-Based Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to this Plan or an Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control.

14.4         Limitation on Change in Control Payments. Notwithstanding anything in Section 14.2 or 14.3 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Award as provided in Section 14.2 or the payment of cash in exchange for all or part of a Stock-Based Award as provided in Section 14.3 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 14.2 or 14.3 will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided further that such payments will be reduced (or acceleration of vesting eliminated) in the following order: (i) options with an exercise price above fair market value that have a positive value for purposes of Section 280G of the Code, (ii) pro rata among Awards that constitute deferred compensation under Section 409A of the Code, and (iii) finally, among the Awards that are not subject to Section 409A of the Code. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or an Affiliate or Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 14.4 will not apply and any “payments” to a Participant pursuant to Section 14.2 or 14.3 will be treated as “payments” arising under such separate agreement.

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15.	Rights of Eligible Recipients and Participants; Transferability.

15.1         Employment. Nothing in this Plan or an Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.

15.2         No Rights to Awards. No Participant or Eligible Individual will have any claim to be granted any Award under this Plan.

15.3         Rights as a Stockholder. Except as otherwise provided herein, a Participant will have no rights as a stockholder with respect to shares of Common Stock covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such shares.

15.4         Restrictions on Transfer.

(a)          Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b)          A Participant will be entitled to designate a beneficiary to receive an Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

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(c)          Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option or Stock Appreciation Right, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including execution or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

15.5         Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

16.	Securities Law and Other Restrictions.

Notwithstanding any other provision of this Plan or any Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

17.	Deferred Compensation; Compliance with Section 409A.

It is intended that all Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Code Section 409A: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” within the meaning of Section 409A of the Code; (b) if any amount is payable under such Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Code Section 409A; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Code Section 409A; (d) if any amount becomes payable under such Award on account of a Participant’s a “separation from service” within the meaning of Section 409A of the Code at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment will be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s a “separation from service” within the meaning of Section 409A of the Code or (ii) the Participant’s death; and (e) no amendment to or payment under such Award will be made except and only to the extent permitted under Code Section 409A. With respect to an Award that is exempt from the requirements of Code Section 409A as a short term deferral under Treas. Reg. Sec. 1.409A-1(b)(4) or by reason of the separation pay exception under Treas. Reg. Sec. 1.409A-1(b)(9), if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” within the meaning of Section 409A of the Code. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Awards, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law

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18.	Amendment, Modification and Termination.

18.1         Generally. Subject to other subsections of this Section 18 and Sections 3.4 and 19.3, the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Award. The Committee’s power and authority to amend or modify the terms of an outstanding Award includes the authority to modify the number of shares or other terms and conditions of an Award, extend the term of an Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant materially adversely affected by such amended or modified terms has consented to such amendment or modification.

18.2         Stockholder Approval. No amendments to this Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan; or (b) such amendment would: (i) modify Section 3.4; (ii) materially increase benefits accruing to Participants; (iii) subject to Section 4.4, increase the aggregate number of shares of Common Stock issued or issuable under this Plan; (iv) modify the eligibility requirements for Participants in this Plan; or (v) reduce the minimum exercise price as set forth in Sections 6.3 and 7.3.

18.3         Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, suspension or amendment of this Plan may materially adversely affect any outstanding Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.4, 4.4, 9.6, 14, 16, 19 or 20.4 of this Plan.

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18.4         Amendments to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for purposes of conforming this Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 18.4 to any Award granted under this Plan without further consideration or action.

19.	Substituted Awards.

The Committee may grant Awards under this Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances, subject to compliance with the rules under Sections 409A, 422 and 424 of the Code, as and where applicable.

20.	Effective Date and Duration of this Plan.

The Plan is effective as of the Effective Date. The Plan will terminate at midnight on May 12, 2030, and may be terminated prior to such time by Board action. No Award will be granted after termination of this Plan, but Awards outstanding upon termination of this Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

21.	Miscellaneous.

21.1         Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

21.2         Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

21.3         Relationship to Other Benefits. No payment under this Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

21.4         Fractional Shares. No fractional shares of Common Stock will be issued or delivered under this Plan or any Award. The Committee will determine whether cash, other Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

24

21.5         Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions. Unless otherwise provided in an Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

21.6         Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

21.7         Construction. Wherever possible, each provision of this Plan and any Award Agreement will be interpreted so that it is valid under the applicable law. If any provision of this Plan or any Award Agreement is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Award Agreement also will continue to be valid, and the entire Plan and Award Agreement will continue to be valid in other jurisdictions.

21.8         Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

21.9         No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of this Plan to the contrary, the Company and its Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.

21.10        Indemnification. Subject to any limitations and requirements under applicable law, each individual who is or will have been a member of the Board, or a Committee appointed by the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 3.3 of this Plan, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or pursuant to any agreement with the Company, or any power that the Company may have to indemnify them or hold them harmless.

25

Appendix B

CERTIFICATE OF FIFTH AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

RESHAPE LIFESCIENCES INC.

ReShape Lifesciences Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

A. The name of this corporation is ReShape Lifesciences Inc. and the date on which the Restated Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware was October 12, 2016 (the “Restated Certificate of Incorporation”).

B. The date on which the first amendment to the Restated Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware was June 14, 2018.

C. The date on which the second amendment to the Restated Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware was July 24, 2019.

D. The date on which the third amendment to the Restated Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware was June 15, 2021.

E. The date on which the fourth amendment to the Restated Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware was June 15, 2021.

F. The Board of Directors of the Corporation has duly adopted resolutions proposing and declaring advisable that the Restated Certificate of Incorporation be further amended as set forth herein and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

G. This certificate of fifth amendment (the “Certificate of Fifth Amendment”) to the Restated Certificate of Incorporation herein certified was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

H. This Certificate of Fifth Amendment to the Restated Certificate of Incorporation shall be effective at 4:01 p.m. Eastern Daylight Time on [•], 2022.

I. The Restated Certificate of Incorporation is hereby further amended to amend and restate paragraph 3 of ARTICLE IV in the form below:

“3. Reverse Stock Split.

Upon the effectiveness of the filing of this Certificate of Fifth Amendment (the “Effective Time”), each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified (without any further act) into a smaller number of shares such that each thirty (30) to one hundred (100) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.001 par value per share, of the Corporation (the “New Common Stock”), the exact ratio within such range to be determined by the board of directors of the Corporation prior to the Effective Time and publicly announced by the Corporation (the “Reverse Stock Split”). The Corporation shall not issue fractional shares of New Common Stock. The reverse stock split shall not increase or decrease the amount of stated capital or paid-in surplus of the Corporation, provided that any fractional share that would otherwise be issuable as a result of the reverse stock split shall be rounded up to the nearest whole share of New Common Stock. As soon as practicable following the Effective Time, the Corporation will cause the Corporation’s exchange agent and registrar to issue new book entries representing the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified.”

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, ReShape Lifesciences Inc. has caused this Certificate of Fifth Amendment to be executed by its duly authorized officer on this ____ day of __________, 2022.

RESHAPE LIFESCIENCES INC.

By:
Name:	Paul F. Hickey
Title:	President and Chief Executive Officer

Appendix C

CERTIFICATE OF SIXTH AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

RESHAPE LIFESCIENCES INC.

ReShape Lifesciences Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

A. The name of this corporation is ReShape Lifesciences Inc. and the date on which the Restated Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware was October 12, 2016 (the “Restated Certificate of Incorporation”).

B. The date on which the first amendment to the Restated Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware was June 14, 2018.

C. The date on which the second amendment to the Restated Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware was July 24, 2019.

D. The date on which the third amendment to the Restated Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware was June 15, 2021.

E. The date on which the fourth amendment to the Restated Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware was June 15, 2021.

F. The date on which the fifth amendment to the Restated Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware was [•], 2022.

G. The Board of Directors of the Corporation has duly adopted resolutions proposing and declaring advisable that the Restated Certificate of Incorporation be further amended as set forth herein and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

H. This certificate of sixth amendment (the “Certificate of Sixth Amendment”) to the Restated Certificate of Incorporation herein certified was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

I. This Certificate of Sixth Amendment to the Restated Certificate of Incorporation shall be effective at 4:01 p.m. Eastern Daylight Time on [•], 2022.

J. The Restated Certificate of Incorporation is hereby further amended to amend and restate ARTICLE IV, Section 1 in the form below:

“1. Total Authorized. The total number of shares of all classes of stock that the Corporation has authority to issue is Three Hundred and Ten Million (310,000,000) shares, consisting of two classes: Three Hundred Million (300,000,000) shares of Common Stock, $0.001 par value per share (“Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, ReShape Lifesciences Inc. has caused this Certificate of Sixth Amendment to be executed by its duly authorized officer on this ____ day of __________, 2022.

RESHAPE LIFESCIENCES INC.

By:
Name:	Paul F. Hickey
Title:	President and Chief Executive Officer

ReShape Lifesciences™

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on 12/13/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

1. Election of Director for a term expiring in 2025

Nominees

	For	Withhold
1a. Paul F. Hickey	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.	For	Against	Abstain
2. Approve the 2022 Equity Incentive Plan.	☐	☐	☐
3. Authorize the Board to effect a reverse stock split.	☐	☐	☐
4. Approve an increase in the authorized shares of common stock to 300,000,000.	☐	☐	☐
5. Approve the advisory, non-binding vote on executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 year	2 years	3 years	Abstain
6. To recommend, by advisory non-binding vote, the frequency of executive compensation votes.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
7. Ratify the appointment of RSM US LLP as independent registered public accounting firm for fiscal 2022.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000583693_1 R1.0.0.3

Signature [PLEASE SIGN WITHIN BOX]Date Signature (Joint Owners)Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.D39715-TBD 1.The election of Paul F. Hickey as a Class III director For ___ Withhold ____ 2.Approve the 2022 Equity Incentive Plan For ___ Against ____ Abstain ____3.Approve the reverse stock split proposal For ___ Against ____ Abstain ____ 4.Approve the proposal to increase the number of authorized shares of common stock to 300,000,000 For ___ Against ____ Abstain ____5.Approve the advisory vote on executive compensation For ___ Against ____ Abstain ____6.Approve the frequency of one year for an advisory for on executive compensationFor ___ Against ____ Abstain ____7.Ratify the appointment of RSM US LLP as the company's independent registered public accounting firmFor ___ Against ____ Abstain ____ The Board of Directors recommends you vote FOR the following proposals: RESHAPE LIFESCIENCES INC.RESHAPE LIFESCIENCES INC.1001 CALLE AMANECER SAN CLEMENTE, CALIFORNIA 92673 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RSLS2022. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

ReShape Lifesciences Inc.
Proxy for Annual Meeting of Stockholders on December 14, 2022
8:30AM PT
This proxy is solicited by the Board of Directors.

The undersigned hereby appoints Paul F. Hickey and Thomas Stankovich, and each of them, with power to act without the other and with power of substitution as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of ReShape Lifesciences Inc. common stock or preferred stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held December 14, 2022 at 8:30AM PT virtually at www.virtualshareholdermeeting.com/RSLS2022 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE UNDER PROPOSAL 1, FOR ONE YEAR IN PROPOSAL 6 AND FOR EACH OF THE OTHER PROPOSALS.

0000583693_2 R1.0.0.3

Continued and to be signed on reverse side

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The proxy statement is available at www.proxyvote.com.D39716-TBD ReShape Lifesciences Inc.Proxy for Annual Meeting of Stockholders on [TBD], 2022 This proxy is solicited by the Board of Directors. The undersigned hereby appoints Paul Hickey and Thomas Stankovich, and each of them, with full power of substitution and power to act alone as proxies to vote all the shares of common stock and preferred stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of ReShape Lifesciences Inc., to be held at Pacific Time virtually by means of remote communication on 2022, and at any adjournment, continuation or postponement thereof as follows:THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF PAUL F. HICKEY AS A CLASS III DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS.